UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ARMATA PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders (the “Special Meeting”) of Armata Pharmaceuticals, Inc., a Washington corporation (“Armata,” the “Company,” “we,” “our” or “us”). The Special Meeting will be held on Tuesday, March 16, 2021 at 9:00 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, unless postponed or adjourned to a later date.

On January 26, 2021, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Innoviva Strategic Opportunities LLC (“Innoviva LLC”), a wholly-owned subsidiary of Innoviva, Inc. (Nasdaq: INVA) (collectively, “Innoviva”), pursuant to which the Company agreed to issue and sell to Innoviva LLC, in a private placement (the “Private Placement”), up to 6,153,847 newly issued shares (the “Shares”) of our common stock, par value $0.01 (the “Common Stock”), and warrants (the “Warrants”) to purchase up to 6,153,847 shares of Common Stock, with an exercise price per share of  $3.25. The Purchase Agreement provides for the sale of the Shares and Warrants to Innoviva LLC in units, each consisting of one Share and one Warrant, for a per unit price of  $3.25.

The Private Placement is occurring in two tranches. The closing of the first tranche (the “First Closing”, and the issuance of Shares in the First Closing, the “First Placement”) occurred on January 26, 2021. In connection with the First Closing, Armata issued 1,867,912 shares of Common Stock and Warrants to purchase 1,867,912 shares of Common Stock (which was the maximum number of Shares and Warrants issuable to Innoviva LLC in compliance with any and all applicable laws and without the requirement for the prior receipt of the shareholders’ approval under the listing requirements of the NYSE American) in exchange for net proceeds of approximately $6.1 million.

At the closing of the second tranche (the “Second Closing”, and the issuance of Shares in the Second Closing, the “Second Placement”), subject to satisfaction of certain closing conditions, including the Company’s shareholders voting in favor of the transaction at this Special Meeting, Innoviva LLC will purchase approximately 4.3 million shares of Common Stock and Warrants to purchase approximately 4.3 million shares of Common Stock for an aggregate purchase price of approximately $13.9 million.

At the First Closing, Innoviva and the Company entered into an amended and restated investor rights agreement (the “A&R IRA”), which added Innoviva LLC as a party to the existing investor rights agreement entered into by the Company and Innoviva, Inc. on February 12, 2020 (the “Prior IRA”). The A&R IRA did not otherwise substantively modify or amend the Prior IRA and provides that, for so long as Innoviva and its affiliates hold at least 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate two (2) directors to the Board of Directors of the Company (the “Board”), and, for so long as Innoviva and its affiliates hold at least 8% but less than 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate one (1) director to the Board, subject to certain qualifications and conditions in the A&R IRA. The A&R IRA also provides for participation rights for Innoviva to participate in future offerings of equity securities by the Company.

Following the First Closing, the Company may be considered a “controlled company” under the rules of the NYSE American. As a controlled company, our Board would no longer be required by the NYSE American to be composed of a majority of independent directors, and our Compensation Committee and Nominating and Corporate Governance Committee would no longer be required by the NYSE American to be composed solely of independent directors. At present, we do not intend to take advantage of any of the foregoing exceptions to the NYSE American corporate governance requirements. Under the rules of the NYSE American and the SEC, our Audit Committee must continue to be composed solely of independent directors, regardless of whether or not Armata is a controlled company.

As part of the First Closing, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with Innoviva LLC. Pursuant to the Registration Rights Agreement, the Company must file a registration statement on Form S-1 or Form S-3 (the “Shelf Registration Statement”) covering the resale of the securities issued and sold pursuant to the Purchase Agreement with the U.S. Securities and Exchange Commission (the “Commission”) on a continuous basis pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or if Rule 415 is not available for offers and sales of such securities, by such other means of distribution of such securities as Innoviva may reasonably specify.

The Company also entered into a Voting Agreement with Innoviva (the “Voting Agreement”) concurrently with the First Closing, pursuant to which Innoviva agreed not to vote or take any action by written consent with respect to any shares of common stock of the Company held by Innoviva or any of its subsidiaries which represent, in the aggregate, in excess of 49.5% of the total number of shares of common stock of the Company issued and outstanding as of any given record date (such shares, the “Excess Shares”) on matters related to the election or removal of directors (“Board Matters”) presented at any meeting of the shareholders of the Company (or any adjournment or postponement thereof), or for their action by written consent, in each case, unless the Board authorizes Innoviva to vote such Excess Shares with respect to Board Matters.

The Second Closing is expected to occur by the end of the first quarter of 2021, subject to the satisfaction of certain closing conditions referenced above. Following the Second Closing, Innoviva will remain our largest shareholder, owning approximately 60% of the outstanding common stock of the Company, assuming no exercise of the Warrants, and if Innoviva exercises the Warrants, it will own approximately 75% of the outstanding common stock of the Company.

In connection with the transactions described above, the Company is holding the Special Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.	To approve the closing of the Second Placement, which, combined with the First Placement, will result in the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with NYSE American Company Guide Rule 713 (the “Private Placement Proposal”);

2.	To authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal 1 described above at the time of the Special Meeting; and

3.	To conduct any other business properly brought before the Special Meeting or any adjournment or postponement thereof.

Innoviva will remain the majority shareholder of the Company after the closing of the Second Placement. The Company’s Common Stock will continue to be listed on the NYSE American, and the Company will continue as a public reporting company under the rules of the U.S. Securities and Exchange Commission.

After careful consideration, the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves), acting upon the unanimous recommendation of the special committee of the Board comprised of Todd R. Patrick, Joseph M. Patti and Robin C. Kramer, determined that the Purchase Agreement and the transactions contemplated thereby, including the Private Placement, are expedient and in the best interests of the Company and its shareholders, and has determined to recommend that the Company’s shareholders vote to approve each of the proposals set forth in this proxy statement. Accordingly, the Board recommends that you vote FOR Proposal 1 described above and FOR the authorization to adjourn the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting.

The Proxy Statement attached to this letter provides you with more specific information concerning the Special Meeting, the Purchase Agreement, the transactions contemplated by the Purchase Agreement, including the Private Placement, and other related matters, including information as to how to cast your vote. The Company encourages you to read the entire proxy statement, the copy of the Purchase Agreement attached as Annex A to the proxy statement, and the other annexes to the proxy statement carefully and in their entirely.

Your vote is important, regardless of the number of shares of Common Stock that you own. Under the rules of the NYSE American, the affirmative vote of the majority of votes cast at a meeting where quorum is present is required for the approval of Proposal 1. Under our Bylaws, the affirmative vote of the majority of votes represented at a meeting, whether in person or by proxy, is required for approval of Proposal 2.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue due to the evolving COVID-19 coronavirus situation. Your contributions are valued by the Company, however, shareholders are strongly encouraged to vote their shares by proxy as the preferred means of fully and safely exercising their rights. Personal attendance at the meeting may present a health risk to shareholders and others. In addition, we request that individuals (1) who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Special Meeting, or (2) who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the meeting in person.

In light of the COVID-19 pandemic, it could become necessary to change the date, time, location, and/or means of holding the Special Meeting (including by means of remote communication). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the Commission as additional proxy materials.

Whether or not you plan to attend the Special Meeting in person, please vote your proxy as soon as possible to assure a quorum. Under our Bylaws, a majority of the votes entitled to be cast on a matter by the holders of shares that are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, constitutes a quorum. You may vote by attending the Special Meeting in person, by submitting a proxy over the internet or by telephone, or by mailing the enclosed proxy card pursuant to the instructions provided in the accompanying proxy statement. If your shares of Common Stock are held in “street name” by your broker, bank or other nominee, then in order to vote, you will need to instruct your broker, bank or other nominee on how to vote your shares by using the instructions provided by your broker, bank or other nominee. The proposals for consideration at the Special Meeting are considered “non-routine” matters, and, therefore, no broker has discretion to vote on any of the proposals to be considered at the meeting without voting instructions from the beneficial owner of the shares. A shareholder’s shares will not be counted as present for the purpose of determining the existence of a quorum if no instructions have been provided on how to vote on any of the proposals.

Only those shareholders who own shares of Common Stock at the close of business on February 19, 2021, the record date for the Special Meeting, will be entitled to vote at the Special Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,
Richard J. Bastiani, Ph.D. Chairman of the Board of Directors

Marina del Rey, California

February 26, 2021

The accompanying proxy statement is dated February 26, 2021, and is first being mailed to our shareholders on or about March 1, 2021.

ARMATA PHARMACEUTICALS, INC.

4503 Glencoe Avenue
Marina del Rey, California 90292

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON Tuesday, March 16, 2021

Dear Shareholders:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of the shareholders of Armata Pharmaceuticals, Inc., a Washington corporation (“Armata,” the “Company,” “we,” “our” or “us”). The Special Meeting will be held on Tuesday, March 16, 2021 at 9:00 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, unless postponed or adjourned to a later date, for the following purposes:

1.	To approve the closing of the second tranche of a private placement transaction, which, combined with the first tranche of such transaction, will result in the issuance and sale to Innoviva Strategic Opportunities LLC (“Innoviva LLC”), a wholly-owned subsidiary of Innoviva, Inc. (Nasdaq: INVA) (collectively, “Innoviva”), of 6,153,847 newly issued shares of our common stock, par value $0.01 (the “Common Stock”), and warrants to purchase 6,153,847 shares of Common Stock, with an exercise price per share of $3.25, equal to 20% or more of the outstanding Common Stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with NYSE American Company Guide Rule 713 (the “Private Placement Proposal”);

2.	To authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal 1 described above at the time of the Special Meeting; and

3.	To conduct any other business properly brought before the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has fixed February 19, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of the Common Stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the record date, the Company had 20,608,373 shares of Common Stock outstanding and entitled to vote.

Your vote is important, regardless of the number of shares of Common Stock that you own. Whether or not you plan to attend the Special Meeting in person, please vote your proxy as soon as possible to assure a quorum. You may vote by attending the Special Meeting in person, by submitting a proxy over the internet or by telephone, or by mailing the enclosed proxy card pursuant to the instructions provided in the accompanying proxy statement. If your shares of Common Stock are held in “street name” by your broker, bank or other nominee, then in order to vote, you will need to instruct your broker, bank or other nominee on how to vote your shares by using the instructions provided by your broker, bank or other nominee.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue due to the evolving COVID-19 coronavirus situation. Your contributions are valued by the Company, however, shareholders are strongly encouraged to vote their shares by proxy as the preferred means of fully and safely exercising their rights. Personal attendance at the meeting may present a health risk to shareholders and others. In addition, we request that individuals (1) who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Special Meeting, or (2) who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the meeting in person.

In light of the COVID-19 pandemic, it could become necessary to change the date, time, location, and/or means of holding the Special Meeting (including by means of remote communication). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the Commission as additional proxy materials.

By Order of the Board of Directors,

Richard J. Bastiani, Ph.D.
Chairman of the Board of Directors

Marina del Rey, California
February 26, 2021

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Tuesday, March 16, 2021:

The Notice of Special Meeting and the proxy statement are available at

https://investor.armatapharma.com/annual-reports-and-proxy

ARMATA PHARMACEUTICALS, INC.

4503 Glencoe Avenue

Marina del Rey, California 90292

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON Tuesday, March 16, 2021

This proxy statement contains information related to the Special Meeting of Shareholders (the “Special Meeting”) of Armata Pharmaceuticals, Inc. (“Armata,” the “Company,” “we,” “our” or “us”) to be held on Tuesday, March 16, 2021 at 9:00 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, and at any adjournments or postponements thereof. This proxy statement, along with the accompanying Notice of Special Meeting of Shareholders, summarizes the information you need to know to vote by proxy or in person at the Special Meeting. We anticipate that on or about March 1, 2021, we will begin mailing this proxy statement, along with a Notice of Special Meeting of Shareholders and a form of proxy, to all shareholders entitled to vote at the Special Meeting. The following are answers to certain questions that you may have regarding the Special Meeting. We urge you to read carefully the remainder of this joint proxy statement because the information in this section may not provide all the information that you may consider important in determining how to vote.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND

THE SPECIAL MEETING

Why am I receiving this Proxy Statement?

The Board of Directors (the “Board” or “Board or Directors”) is inviting you to vote at the Special Meeting, including any adjournments or postponements of the Special Meeting, because you were a shareholder of record at the close of business on February 19, 2021 and are entitled to vote at the Special Meeting on the proposals specified below.

This proxy statement summarizes the information you need to know to vote at the Special Meeting. You are invited to attend the Special Meeting in person to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy to vote your shares.

What am I voting on?

On January 26, 2021, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Innoviva Strategic Opportunities LLC (“Innoviva LLC”), pursuant to which the Company agreed to issue and sell to Innoviva LLC, in a private placement (the “Private Placement”), up to 6,153,847 newly issued shares (the “Shares”) of our common stock, par value $0.01 (the “Common Stock”), and warrants (the “Warrants”) to purchase up to 6,153,847 shares of Common Stock, with an exercise price per share of  $3.25. The Purchase Agreement provides for the sale of the Shares and Warrants to Innoviva LLC in units, each consisting of one Share and one Warrant, for a per unit price of  $3.25.

The Private Placement is occurring in two tranches. The closing of the first tranche (the “First Closing”, and the issuance of Shares in the First Closing, the “First Placement”) occurred on January 26, 2021. In connection with the First Closing, Armata issued 1,867,912 shares of Common Stock and Warrants to purchase 1,867,912 shares of Common Stock (which was the maximum number of Shares and Warrants issuable to Innoviva LLC in compliance with any and all applicable laws and without the requirement for the prior receipt of the shareholders’ approval under the listing requirements of the NYSE American) in exchange for net proceeds of approximately $6.1 million.

At the closing of the second tranche (the “Second Closing”, and the issuance of Shares in the Second Closing, the “Second Placement”), subject to satisfaction of certain closing conditions, including the Company’s shareholders voting in favor of the transaction at this Special Meeting, Innoviva LLC will purchase approximately 4.3 million shares of Common Stock and Warrants to purchase approximately 4.3 million shares of Common Stock for an aggregate purchase price of approximately $13.9 million. There are two matters scheduled for a vote:

•	Proposal 1: To approve the closing of the Second Placement, which, combined with the First Placement, will result in the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with NYSE American Company Guide Rule 713 (the “Private Placement Proposal”); and

•	Proposal 2: To authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal 1 described above at the time of the Special Meeting.

When is the Second Placement expected to be completed?

The Second Placement is expected to be completed by the end of the first quarter of 2021.

What are the primary terms of the Private Placement to Innoviva LLC?

In the Private Placement, we are issuing and selling, and Innoviva LLC is purchasing 6,153,847 newly issued Shares and Warrants to purchase 6,153,847 shares of Common Stock, with an exercise price per share of $3.25. The Shares and Warrants are being issued and sold to Innoviva LLC as units, each consisting of one Share and one Warrant, for a per unit price of  $3.25.

The Private Placement is occurring in two tranches. The closing of the first tranche (the “First Closing”, and the issuance of Shares in the First Closing, the “First Placement”) occurred on January 26, 2021. In connection with the First Closing, Armata issued 1,867,912 shares of Common Stock and Warrants to purchase 1,867,912 shares of Common Stock (which was the maximum number of Shares and Warrants issuable to Innoviva LLC in compliance with any and all applicable laws and without the requirement for the prior receipt of the shareholders’ approval under the listing requirements of the NYSE American) in exchange for net proceeds of approximately $6.1 million.

At the closing of the second tranche (the “Second Closing”, and the issuance of Shares in the Second Closing, the “Second Placement”), subject to satisfaction of certain closing conditions, including the Company’s shareholders voting in favor of the transaction at this Special Meeting, Innoviva LLC will purchase approximately 4.3 million shares of Common Stock and Warrants to purchase approximately 4.3 million shares of Common Stock for an aggregate purchase price of approximately $13.9 million.

If shareholders approve the Private Placement, will I be required to sell my Common Stock?

The Private Placement involves the purchase by Innoviva LLC of newly issued shares of Common Stock. It is not a purchase of shares from our existing shareholders or a merger, pursuant to which our shareholders would receive consideration in exchange for their Common Stock. You will not be required to sell your Common Stock.

If the Private Placement is approved, will we remain a public company?

Whether or not the Private Placement is approved, we will continue to remain a public company, with our shares listed for trading on the NYSE American and the requirement to file our annual reports (including the audited financial statements contained therein) and other reports with the U.S. Securities and Exchange Commission (the “SEC”).

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What is the effect to us and our other shareholders of having Innoviva as our largest shareholder?

Except as set forth in the A&R IRA (as defined below) and the Voting Agreement (as defined below), all shares of Common Stock of the Company, regardless of who owns them, have the same rights and privileges. See “Proposal 1 — Purchase Agreement and Private Placement.”

Following the First Closing, the Company may be considered a “controlled company” under the rules of the NYSE American. As a controlled company, our Board would no longer be required by the NYSE American to be composed of a majority of independent directors, and our Compensation Committee and Nominating and Corporate Governance Committee would no longer be required by the NYSE American to be composed solely of independent directors. At present, we do not intend to take advantage of any of the foregoing exceptions to the NYSE American corporate governance requirements. Under the rules of the NYSE American and the SEC, our Audit Committee must continue to be composed solely of independent directors, regardless of whether or not Armata is a controlled company.

Because of Innoviva’s significant ownership of us, any transaction or arrangement between us, on the one hand, and Innoviva or any of its affiliates, on the other hand, will need to be approved by the Board consistent with its fiduciary duties to all of our shareholders. This will entail full disclosure to the Board, as well as separate approval by the Audit Committee of the Board, which is composed solely of the independent directors. In addition, relationships, transactions or other arrangements between us and Innoviva and/or its affiliates must be disclosed by us in our filings with the SEC.

Following the Second Closing, Innoviva will remain our largest shareholder, owning approximately 60% of the outstanding common stock of the Company, assuming no exercise of the Warrants, and if Innoviva exercises the Warrants, it will own approximately 75% of the outstanding common stock of the Company.

Does the Board recommend shareholder approval of the Private Placement?

After careful consideration, the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves), acting upon the unanimous recommendation of the special committee of the Board comprised of Todd R. Patrick, Joseph M. Patti and Robin C. Kramer, determined that the Purchase Agreement and the transactions contemplated thereby, including the Private Placement, are expedient and in the best interests of us and our shareholders.

Accordingly, the Board recommends that our shareholders vote:

•	“FOR” Proposal 1: approval of Private Placement Proposal; and

•	“FOR” Proposal 2: to authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal 1 described above at the time of the Special Meeting.

What factors did the Board consider and what were its reasons for approving the Purchase Agreement and recommending that the shareholders approve the Private Placement?

The Board formed a special committee of directors to evaluate and approve an equity financing transaction of up to approximately $22 million. After careful consideration, the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves), acting upon the unanimous recommendation of the special committee of the Board, determined that the Purchase Agreement and the transactions contemplated thereby, including the Private Placement, are expedient and in the best interests of us and our shareholders, and determined to recommend that our shareholders approve the Private Placement.

In making its determinations, the Board considered various factors, including:

•	The value Innoviva has provided as a principal shareholder in helping Armata with its ongoing advancement of its bacteriophage development programs, including its FDA cleared first-in-human study, SWARM-P.a., which is evaluating the Company's lead phage product candidate, AP-PA02, as a potential treatment for Pseudomonas aeruginosa airway infections in cystic fibrosis patients, and the expected clinical trial related to AP-SA02, a phage targeting Staphylococcus aureus, in patients with complicated bacteremia later this year.

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•	The number of shares of our Common Stock beneficially owned by Innoviva prior to the First Closing, which was approximately 46.7% of our outstanding shares assuming no exercise of warrants held by Innoviva, and approximately 63.7% of our issued and outstanding shares of common stock assuming full exercise of the warrants held by Innoviva.

•	That the shareholders approved the private placement transaction with Innoviva and the change in control of Armata in March 2020, making Innoviva the largest shareholder of the Company and entitling Innoviva to designate two directors to serve on the Board.

•	The recent performance of the Company’s stock price on the NYSE American.

•	The immediate and long-term benefit to Armata’s financial condition of receiving approximately $20 million in cash from the sale of the Shares and Warrants, in light of the Company’s current cash position and longer-term liquidity needs.

•	Consultations with Ladenburg Thalmann, the Company’s financial advisor.

•	The Company management’s analysis of alternative sources of capital, including public or private sales of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, which the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves) determined was substantially less favorable to the Company than pursuing the Second Placement.

•	Armata’s prior exploration of opportunities for strategic partnership and/or investment, based on which the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves) believes that the Private Placement offers the best opportunity with greatest financial benefit and likelihood of successful development of its clinical programs, including the risks that any such anticipated benefits could ultimately not materialize.

•	The terms and conditions of the Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves) determined were more favorable to the Company and its shareholders than those terms and conditions negotiated with or offered by other potential strategic partners and/or investors.

•	Restrictions under the Purchase Agreement on the Company’s ability to operate its business in the ordinary course until the consummation of the Second Closing.

•	Potential risks associated with alternatives to the Private Placement, including the potential impact on the price of Armata’s common stock and ability to generate sufficient capital to support the ongoing advancement of its bacteriophage development programs.

How do I attend the Special Meeting?

The Special Meeting will be held on Tuesday, March 16, 2021 at 9:00 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292. Information on how to vote in person at the Special Meeting is discussed below.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on February 19, 2021 will be entitled to vote at the Special Meeting. On this record date, there were 20,608,373 shares of Common Stock outstanding and entitled to vote.

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Shareholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote your shares over the internet, by telephone, or by mail by filling out and returning the enclosed proxy card in the postage-paid envelope provided.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by that organization. The broker, bank, or other agent holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.

How do I vote?

For each of the proposals at the Special Meeting, you may vote “For” the proposal, “Against” the proposal, or abstain from voting.

The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Special Meeting, or you may vote by proxy through the internet, over the telephone or by mail, using the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. Authorizing your proxy over the internet, by telephone or by mailing a proxy card will not limit your right to attend the Special Meeting and vote your shares in person.

•	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

•	To vote through the internet, go to www.envisionreports.com/ARMP to complete an electronic proxy card. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on Monday, March 15, 2021 to be counted.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on Monday, March 15, 2021 to be counted.

Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you are a shareholder of record, your shares will not be voted if you do not vote by internet or telephone, return your proxy card by mail or vote in person at the Special Meeting as described above; however, if you properly submit a proxy, but do not specify your voting choice on one or more of the proposals included thereon, your shares will be voted, as recommended by the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves), acting upon the unanimous recommendation of the special committee of the Board comprised of Todd R. Patrick, Joseph M. Patti and Robin C. Kramer: (1) to approve the Private Placement; and (2) to authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you have shares held by a broker, bank or other agent, you may instruct such agent to vote your shares by following the instructions that such agent provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the internet. As discussed further below, under New York Stock Exchange rules, the approval of the Private Placement Proposal (Proposal 1) is considered “non-routine,” meaning that brokers, banks, or other agents who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The adjournment proposal (Proposal 2) is considered a “routine” matter, meaning that brokers, banks, or other agents who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.

To vote in person at the Special Meeting, you must obtain a valid proxy form from your broker, bank or other agent. Follow the provided instructions from your broker or bank, or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the close of business on the record date.

What happens if I do not vote?

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record and do not vote through the internet, by completing your proxy card, by telephone or in person at the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether such agent will still be able to vote your shares depends on whether the New York Stock Exchange deems the particular proposal to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), and certain corporate governance proposals, even if management-supported. For these “non-routine” matters for which a broker, bank or other agent has not received voting instructions, a “broker non-vote” occurs. Accordingly, your broker, bank or other agent may not vote your shares on Proposal 1 without your instructions (resulting in “broker non-votes” for such matters), but may vote your shares on Proposal 2 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking your voting selections, your shares will be voted, as applicable: “For” Proposal 1, the approval of the Private Placement Proposal; and “For” Proposal 2, the authorization of the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting.

Do shareholders have any dissenters’ right with regards to the matters proposed to be acted upon?

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Washington with respect to any of the matters proposed to be acted upon herein.

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Are any of the Company shareholders already committed to vote in favor of the proposals?

We anticipate that Innoviva will vote the shares held by it in favor of Proposal 1.

What happens if I sell my shares of Common Stock before the Special Meeting?

The record date for shareholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of common stock after the record date but before the Special Meeting, you will, unless special arrangements are made to confer the voting rights with respect to such shares to the transferee, retain your right to vote at the Special Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies and have paid the entire expense of preparing, printing and mailing this proxy statement and any additional materials furnished to shareholders. In addition to solicitations by mail, our officers, directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Any officers, directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in each proxy card in the proxy materials, as applicable, to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy after submission?

Shareholder of Record: Shares Registered in Your Name

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. The cutoff time for voting through the internet or by telephone will be 11:59 P.M., Eastern Time, on Monday, March 15, 2021, the day before the Special Meeting. You may change your vote on the internet or by telephone (only your latest internet or telephone proxy submitted prior to the Special Meeting will be counted); by signing and returning a new proxy card with a later date; by sending a timely written notice that you are revoking your proxy to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292; or by attending the Special Meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes generally.   Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for each proposal, votes “For” and “Against,” abstentions, and, if applicable, broker non-votes.

Abstentions and Broker Non-Votes.   Abstentions will count towards the quorum. Shares constituting broker “non-votes” are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter or, unless the beneficial holder has provided voting instructions on at least one proposal, whether a quorum exists at the Special Meeting.

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Required Vote.   The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	To approve the closing of the Second Placement, which, combined with the First Placement, will result in the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with NYSE American Company Guide Rule 713.	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	Against	Against
2	To authorize an adjournment of the Special Meeting if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting.	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	None	None

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares entitled to vote on a matter and be counted collectively upon such matter are present at the Special Meeting in person or represented by proxy. On the record date, there were 20,608,373 shares outstanding and entitled to vote. Thus, the holders of at least 10,304,187 shares must be present in person or represented by proxy at the Special Meeting in order to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement, but broker non-votes will not be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares at the Special Meeting present in person or represented by proxy may adjourn the Special Meeting to another date.

Could other matters be decided at the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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How do Armata’s insiders intend to vote their shares?

All of Armata’s current directors and executive officers, and Innoviva, are expected to vote their shares of common stock in favor of all proposals. On the record date, Armata’s current directors and executive officers, and Innoviva, beneficially owned and were entitled to vote an aggregate of 10,874,489 shares, representing approximately 53% of Armata’s issued and outstanding common stock.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Safe Harbor Provisions”), including statements about our beliefs or current expectations of our future financial prospects, operations and corporate governance procedures following the Private Placement with Innoviva LLC, as well as our current beliefs of our future prospects if the Second Closing does not occur, whether as a result of a failure of our shareholders to approve the Second Closing or otherwise. We intend the forward-looking statements throughout this Proxy Statement to be covered by the Safe Harbor Provisions for forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual outcomes to differ materially from those expressed or implied in such forward-looking statements. The forward-looking statements are based on assumptions that the Company believes to be reasonable; however, risks and uncertainties associated with such assumptions are difficult to predict and in many cases may be beyond the control of the Company. Investors are cautioned not to place undue reliance on such forward-looking statements.

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PROPOSAL 1

Approval of Private Placement

Background of the Proposal; Reasons for Seeking Shareholder Approval

We are submitting this proposal for shareholder approval in order to comply with certain provisions of the NYSE American rules applicable to us and to comply with the terms of the Purchase Agreement. Our Common Stock is listed on the NYSE American, which makes us subject to a variety of rules and requirements set forth in the NYSE American Company Guide (the “Company Guide”). The closing of the Second Placement, together with the First Placement, will result in the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with the Company Guide Rule 713.

NYSE Private Placement Rule

Section 713 of the Company Guide requires us to obtain shareholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached. The closing of the Second Placement, together with the First Placement, will result in the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock within the meaning of Company Guide Rule 713.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our Common Stock. Our existing shareholders, other than Innoviva, do not have preemptive rights to subscribe to additional shares that may be issued by the Company in private offerings in order to maintain their proportionate ownership of the Common Stock. In addition, the issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Purchase Agreement and Private Placement

As previously disclosed, on January 26, 2021, we entered into the Purchase Agreement with Innoviva LLC, pursuant to which we agreed to issue and sell to Innoviva LLC, in a private placement, up to 6,153,847 newly issued Shares and Warrants to purchase up to 6,153,847 shares of Common Stock, with an exercise price per share of  $3.25, subject to customary adjustments. Each Share and Warrant will be issued and sold to Innoviva LLC as a unit, for a per unit price of  $3.25. The Warrants will be immediately exercisable and expire five years from the date of issuance.

The Private Placement is occurring in two tranches. The closing of the first tranche (the “First Closing”, and the issuance of Shares in the First Closing, the “First Placement”) occurred on January 26, 2021. In connection with the First Closing, Armata issued 1,867,912 shares of Common Stock and Warrants to purchase 1,867,912 shares of Common Stock (which was the maximum number of Shares and Warrants issuable to Innoviva LLC in compliance with any and all applicable laws and without the requirement for the prior receipt of the shareholders’ approval under the listing requirements of the NYSE American) in exchange for net proceeds of approximately $6.1 million.

Following the First Closing, the Company may be considered a “controlled company” under the rules of the NYSE American. As a controlled company, our Board would no longer be required by the NYSE American to be composed of a majority of independent directors, and our Compensation Committee and Nominating and Corporate Governance Committee would no longer be required by the NYSE American to be composed solely of independent directors. We do not intend to take advantage of any of the foregoing exceptions to the NYSE American corporate governance requirements. Under the rules of the NYSE American and the SEC, our Audit Committee must continue to be composed solely of independent directors, regardless of whether or not Armata is a controlled company.

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At the closing of the second tranche (the “Second Closing”, and the issuance of Shares in the Second Closing, the “Second Placement”), subject to satisfaction of certain closing conditions, including the Company’s shareholders voting in favor of the transaction at this Special Meeting, Innoviva LLC will purchase approximately 4.3 million shares of Common Stock and Warrants to purchase approximately 4.3 million shares of Common Stock for an aggregate purchase price of approximately $13.9 million.

At the First Closing, Innoviva and the Company entered into an amended and restated investor rights agreement (the “A&R IRA”), which added Innoviva LLC as a party to the existing investor rights agreement entered into by the Company and Innoviva, Inc. on February 12, 2020 (the “Prior IRA”). The A&R IRA did not otherwise substantively modify or amend the Prior IRA and provides that, for so long as Innoviva and its affiliates hold at least 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate two (2) directors to the Board of Directors of the Company (the “Board”), and, for so long as Innoviva and its affiliates hold at least 8% but less than 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate one (1) director to the Board, subject to certain qualifications and conditions in the A&R IRA. The A&R IRA also provides for participation rights for Innoviva to participate in future offerings of equity securities by the Company.

As part of the First Closing, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with Innoviva LLC. Pursuant to the Registration Rights Agreement, the Company must file a registration statement on Form S-1 or Form S-3 (the “Shelf Registration Statement”) covering the resale of the securities issued and sold pursuant to the Purchase Agreement with the U.S. Securities and Exchange Commission (the “Commission”) on a continuous basis pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or if Rule 415 is not available for offers and sales of such securities, by such other means of distribution of such securities as Innoviva may reasonably specify.

The Company also entered into a Voting Agreement with Innoviva (the “Voting Agreement”) concurrently with the First Closing, pursuant to which Innoviva agreed not to vote or take any action by written consent with respect to any shares of common stock of the Company held by Innoviva or any of its subsidiaries which represent, in the aggregate, in excess of 49.5% of the total number of shares of common stock of the Company issued and outstanding as of any given record date (such shares, the “Excess Shares”) on matters related to the election or removal of directors (“Board Matters”) presented at any meeting of the shareholders of the Company (or any adjournment or postponement thereof), or for their action by written consent, in each case, unless the Board authorizes Innoviva to vote such Excess Shares with respect to Board Matters.

The foregoing descriptions of the terms of the Purchase Agreement, the Voting Agreement, the A&R IRA and the Registration Rights Agreement are only a summary and are qualified in their entirety by reference to the full text of such agreements, which are attached to this proxy statement as Annex A, Annex B, Annex C, and Annex D, respectively.

If Proposal 1 is approved by our shareholders, Innoviva will be able to purchase the full amount of 6,153,847 newly issued Shares and Warrants to purchase 6,153,847 shares of Common Stock for less than the greater of book or market value of the Company’s Common Stock. Following the Second Closing, Innoviva would remain our largest shareholder, owning approximately 60% of the outstanding common stock of the Company, assuming no exercise of the Warrants, and if Innoviva exercises the Warrants, it will own approximately 75% of the outstanding common stock of the Company.

We intend to use the net proceeds of the Private Placement for our FDA cleared first-in-human study, SWARM-P.a., which is evaluating the Company's lead phage product candidate, AP-PA02, as a potential treatment for Pseudomonas aeruginosa airway infections in cystic fibrosis patients, and the expected clinical trial related to AP-SA02, a phage targeting Staphylococcus aureus, in patients with complicated bacteremia. We may also use a portion of the net proceeds from the Private Placement to in-license, acquire, or invest in complementary businesses, technologies, products or assets. Our expected use of net proceeds from the Private Placement represents our current intentions based upon our present plans and business condition. As of the date of this proxy statement, we cannot currently allocate specific percentages of the net proceeds that we may use for the purposes specified above, and we cannot predict with certainty all of the particular uses for the net proceeds to be received upon the completion of the Private Placement, or the amounts that we will actually spend on the uses set forth above. The amounts and timing of our actual use of the net proceeds will vary depending on numerous factors, including our ability to obtain additional financing, the progress, cost and results of our preclinical and clinical development programs and single-patient expanded access program, and whether we are able to enter into future licensing or collaboration arrangements. We may find it necessary or advisable to use the net proceeds for other purposes, and our management will have broad discretion in the application of the net proceeds. Pending the use of the net proceeds from the Private Placement, we intend to invest the net proceeds in investment-grade, interest-bearing instruments.

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If Proposal 1 is not approved by our shareholders, Innoviva will still hold approximately 10.6 million shares of common stock and warrants to purchase approximately 10.6 million shares of common stock, but will be unable to complete the Second Closing. In that case, we will not receive the additional proceeds of approximately $13.9 million from Innoviva as payment for the additional shares of common stock and additional warrants to purchase shares of common stock, and such funds will not be available to pursue the activities described above and substantially limit our growth potential.

Factors Considered by the Board in its Recommendation

The Board formed a special committee of directors comprised of Todd R. Patrick, Joseph M. Patti and Robin C. Kramer to evaluate and approve an equity financing transaction of up to approximately $22 million. After careful consideration, the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves), acting upon the unanimous recommendation of the special committee of the Board, determined that the Purchase Agreement and the transactions contemplated thereby, including the Private Placement, are expedient and in the best interests of us and our shareholders, and determined to recommend that our shareholders approve the Private Placement.

In making its determinations, the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves), acting upon the unanimous recommendation of the special committee of the Board, considered various factors, including:

•	The value Innoviva has provided as a principal shareholder in helping Armata with its ongoing advancement of its bacteriophage development programs, including its FDA cleared first-in-human study, SWARM-P.a., which is evaluating the Company's lead phage product candidate, AP-PA02, as a potential treatment for Pseudomonas aeruginosa airway infections in cystic fibrosis patients, and the expected clinical trial related to AP-SA02, a phage targeting Staphylococcus aureus, in patients with complicated bacteremia.

•	The number of shares of our Common Stock beneficially owned by Innoviva prior to the First Closing, which was approximately 46.7% of our outstanding shares assuming no exercise of warrants held by Innoviva, and approximately 63.7% of our issued and outstanding shares of common stock assuming full exercise of the warrants held by Innoviva.

•	That the shareholders approved a private placement transaction with Innoviva and the change in control of Armata in March 2020, making Innoviva the largest shareholder of the Company and entitling Innoviva to designate two directors to serve on the Board.

•	The recent performance of the Company’s stock price on the NYSE American.

•	The immediate and long-term benefit to Armata’s financial condition of receiving approximately $20 million in cash from the sale of the Shares and Warrants, in light of the Company’s current cash position and longer-term liquidity needs.

•	Consultations with Ladenburg Thalmann, the Company’s financial advisor.

•	The Company management’s analysis of alternative sources of capital, including public or private sales of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, which the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves) determined was substantially less favorable to the Company than pursuing the Second Placement.

•	Armata’s prior exploration of opportunities for strategic partnership and/or investment, based on which the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves) believes that the Private Placement offers the best opportunity with greatest financial benefit and likelihood of successful development of its clinical programs, including the risks that any such anticipated benefits could ultimately not materialize.

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•	The terms and conditions of the Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board (excluding Ds. Schlesinger and Dr. Kostas, who recused themselves) determined were more favorable to the Company and its shareholders than those terms and conditions negotiated with or offered by other potential strategic partners and/or investors.

•	Restrictions under the Purchase Agreement on the Company’s ability to operate its business in the ordinary course until the consummation of the Second Closing.

•	Potential risks associated with alternatives to the Private Placement, including the potential impact on the price of Armata’s common stock and ability to generate sufficient capital to support the ongoing advancement of its bacteriophage development programs.

Interests of the Company’s Directors and Executive Officers in the Private Placement

Our directors and executive officers may have interests in the Private Placement that are different from, or in addition to, yours. Dr. Schlesinger and Dr. Kostas, are both affiliated with Innoviva and are expected to continue as members of the Board following the closing of the Private Placement, and consequently they recused themselves from the Board’s approval of the Private Placement.

Vote Required

The approval of Proposal 1 requires that the number of votes cast by shareholders, either in person or by proxy, “For” this proposal exceed the number of votes cast “Against” this proposal. Under exchange rules, abstentions and broker non-votes will count as a vote “Against” this proposal.

The Board of Directors Recommends
a Vote “For” Proposal 1.

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PROPOSAL 2

Approval of Possible Adjournment of the Special Meeting

If the Special Meeting is convened and a quorum is not present, or if a quorum is present but there are not sufficient votes to approve Proposal 1, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Company to solicit additional proxies.

In this proposal, we are asking our shareholders to authorize and grant discretionary authority to the holder of any proxy solicited by this proxy statement to vote in favor of adjourning the Special Meeting to another time and place, if necessary, in order for the Company to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our shareholders approve this proposal, we would adjourn the Special Meeting and any adjourned session of the Special Meeting, if needed, and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our shareholders to change their votes in favor of such proposal. We currently do not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposal 1.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our shareholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

The approval of Proposal 2 requires that the number of votes cast by shareholders, either in person or by proxy, “For” this proposal exceed the number of votes cast “Against” this proposal. Abstentions and broker non-votes will have no effect on this proposal.

The Board of Directors Recommends
a Vote “For” Proposal 2.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•	each of our current directors;

•	each of our executive officers; and

•	all of our current executive officers and directors as a group.

The percentage ownership information in the table below is based on 20,606,373 shares of Common Stock outstanding as of January 31, 2021.

Information with respect to beneficial ownership provided in the table below is based upon information supplied by officers and directors and based upon Schedules 13D and 13G and Forms 4 filed with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercised on or before April 1, 2021, which is 60 days after January 31, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292.

Beneficial Owner	Beneficial Ownership Number of Shares		Percent of Total
Greater than 5% Shareholders
Innoviva, Inc.	21,157,424	(1)	67.8%
Delta Dental of Wisconsin	2,107,675	(2)	10.2%
Delta Dental Plan of Michigan, Inc.	1,265,802	(3)	6.1%
Directors and Named Executive Officers
Richard J. Bastiani, Ph.D. (Director)	28,390	(4)	*
Odysseas D. Kostas, M.D. (Director)	21,171,116	(5)	67.9%
Robin C. Kramer (Director)	-		*
Joseph M. Patti, Ph.D. (Director)	13,692	(6)	*
Todd C. Peterson, Ph.D. (Director)	13,692	(7)	*
Sarah J. Schlesinger, M.D. (Director)	21,171,116	(8)	67.9%
Todd R. Patrick (Chief Executive Officer and Director)	334,823	(9)	1.6%
Brian Varnum, Ph.D. (President and Chief Development Officer)	148,564	(10)	*
Steve R. Martin (Chief Financial Officer)	46,772	(11)	*
Duane Morris (Vice President of Operations)	52,213	(12)	*
All current executive officers and directors as a group (10 persons)(13)	21,822,954		69.12%

* Represents beneficial ownership of less than 1%.

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(1) The shares listed were reported on a Schedule 13D/A filed with the SEC on January 27, 2021, with respect to shares of common stock held by Innoviva, Inc. and Innoviva Strategic Opportunities, LLC. Innoviva, Inc. holds 8,710,800 shares of common stock and warrants to acquire an additional 8,710,800 shares of common stock. Innoviva Strategic Opportunities, LLC holds 1,867,912 shares of common stock and warrants to acquire an additional 1,867,912 shares of common stock. The principal business address of the reporting persons is c/o Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, CA 94010. In 2020, Innoviva designated Odysseas Kostas, M.D. and Sarah Schlesinger, M.D., two of the members of the board of directors of Innoviva, to serve on the Board. As such, solely for purposes of Section 16 of the Exchange Act of 1934, as amended, Innoviva, Inc. and Innoviva Strategic Opportunities, LLC may be deemed to be directors by deputization. For purposes of the exemption under Rule 16b-3 promulgated under the Exchange Act, the Board approved the acquisition of any direct or indirect pecuniary interest in any shares of common stock, including any shares of common stock issuable upon the exercise of the aforementioned warrants.

(2) The shares listed were reported on a Schedule 13D filed with the SEC on May 21, 2019, with respect to shares of Common Stock held by Delta Dental of Wisconsin and Wyssta Investments Inc. Delta Dental of Wisconsin beneficially owns 1,628,994 shares of Common Stock, and Wyssta Investments Inc. beneficially owns 478,681 shares of Common Stock. Wyssta Investments Inc. is a wholly-owned subsidiary of Delta Dental of Wisconsin and, as such, Delta Dental of Wisconsin has the sole power to vote or dispose of the shares owned by Wyssta Investments Inc. As such, Delta Dental of Wisconsin holds sole voting and dispositive power of 2,107,675 shares. The principal business address of the reporting persons is c/o Delta Dental of Wisconsin, 2801 Hoover Road, Stevens Point, Wisconsin 54481.

(3) The shares listed were reported on a Schedule 13G filed with the SEC on May 17, 2019, with respect to shares of Common Stock held by Delta Dental Plan of Michigan, Inc. and Renaissance Holding Company. Delta Dental Plan of Michigan, Inc. owns, directly or indirectly, approximately 68% of the outstanding Common Stock of Renaissance Holding Company. Delta Dental Plan of Michigan, Inc. and Renaissance Holding Company hold shared voting and dispositive power of 1,265,802 shares. The principal business address of the reporting persons is 4100 Okemos Road, Okemos, Michigan 48864.

(4) Consists of (a) 13,889 shares of Common Stock and (b) 14,501 shares of Common Stock that Mr. Bastiani has the right to acquire from us within 60 days of January 31, 2021, pursuant to the exercise of stock options.

(5) Consists of (a) 13,692 shares of Common Stock that Dr. Kostas has the right to acquire from us within 60 days of January 31, 2021 pursuant to the exercise of stock options, (b) 8,710,800 shares of common stock and warrants exercisable for 8,710,800 shares of common stock held by Innoviva, Inc., and (c) 1,867,912 shares of common stock and warrants exercisable for 1,867,912 shares of common stock held by Innoviva Strategic Opportunities, LLC. Innoviva, Inc and Innoviva Strategic Opportunities, LLC are entities with which Dr. Kostas is affiliated due to his position as a director of Innoviva, Inc. Dr. Kostas may be deemed to have shared voting and dispositive power over the shares beneficially owned by Innoviva, Inc. and Innoviva Strategic Opportunities, LLC, but disclaims such beneficial ownership except to the extent of their pecuniary interest therein, if any.

(6) Consists of 13,692 shares of Common Stock that Dr. Patti has the right to acquire from us within 60 days of January 31, 2021, pursuant to the exercise of stock options.

(7) Consists of 13,692 shares of Common Stock that Dr. Peterson has the right to acquire from us within 60 days of January 31, 2021, pursuant to the exercise of stock options.

(8) Consists of (a) 13,692 shares of Common Stock that Dr. Schlesinger has the right to acquire from us within 60 days of January 31, 2021 pursuant to the exercise of stock options, (b) 8,710,800 shares of common stock and warrants exercisable for 8,710,800 shares of common stock held by Innoviva, Inc., and (c) 1,867,912 shares of common stock and warrants exercisable for 1,867,912 shares of common stock held by Innoviva Strategic Opportunities, LLC. Innoviva, Inc and Innoviva Strategic Opportunities, LLC are entities with which Dr. Schlesinger is affiliated due to her position as a director of Innoviva, Inc. Dr. Schlesinger may be deemed to have shared voting and dispositive power over the shares beneficially owned by Innoviva, Inc. and Innoviva Strategic Opportunities, LLC, but disclaims such beneficial ownership except to the extent of their pecuniary interest therein, if any.

(9) Consists of (a) 49,058 shares of Common Stock, (b) 155,028 restricted shares of Common Stock, and (c) 130,737 shares of Common Stock that Mr. Patrick has the right to acquire from us within 60 days of January 31, 2021 pursuant to the exercise of stock options.

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(10) Consists of (a) 203 shares of Common Stock, (b) 31,851 restricted shares of Common Stock and (c) 116,510 shares of Common Stock that Dr. Varnum has the right to acquire from us within 60 days of January 31, 2021, pursuant to the exercise of stock options.

(11) Consists of (a) 26 shares of Common Stock and (b) 46,746 shares of Common Stock that Mr. Martin has the right to acquire from us within 60 days of January 31, 2021, pursuant to the exercise of stock options.

(12) Consists of (a) 5,612 shares of Common Stock, (b) 20,532 restricted shares of Common Stock and (c) 26,069 shares of Common Stock that Mr. Morris has the right to acquire from us within 60 days of January 31, 2021, pursuant to the exercise of stock options.

(13) Represents beneficial ownership of our common stock held by our current directors and executive officers as a group as of January 31, 2021, including any options and warrants exercisable within 60 days of January 31, 2021.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of shareholder meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are Armata shareholders will be “householding” our proxy materials. A single set of shareholder meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the shareholder meeting materials, please notify your broker or Armata. Direct your written request to Armata Pharmaceuticals, Inc., Attention: Investor Relations, 4503 Glencoe Avenue, Marina del Rey, California 90292 or contact Joyce Allaire at (212) 915-2569. If so requested, a separate copy of the shareholder meeting materials will be delivered to you promptly and without charge. Shareholders who currently receive multiple copies of the shareholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS

To be considered for inclusion in the proxy materials for the 2021 Annual Meeting of Shareholders, your proposal must be submitted in writing to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292 by (i) June 24, 2021, or (ii) if the date of our 2021 Annual Meeting of Shareholders has changed by more than 30 days from the one-year anniversary of the date of the 2020 Annual Meeting of Shareholders, by a date that constitutes a reasonable time before we print and send our proxy materials to shareholders, which date will be disclosed in a report filed by us with the SEC. Any such proposals must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

If you wish to submit a proposal (including a director nomination) that is not to be included in the proxy materials for the 2021 Annual Meeting of Shareholders, your proposal generally must be submitted in writing to the same address not fewer than 60 nor more than 90 days prior to the date approved by the Board to hold the 2021 Annual Meeting of Shareholders; provided, that if we provide less than 60 days’ notice of such date, your proposal (including a director nomination) must be received by our Secretary not later than the tenth day following the day on which the notice of the date of the 2021 Annual Meeting of Shareholders is mailed or publicly disclosed. Please review our Amended and Restated Bylaws, which contain additional requirements regarding advance notice of shareholder proposals and nominations.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Richard J. Bastiani, Ph.D.
Chairman of the Board of Directors
Marina del Rey, California
February 26, 2021

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ANNEX A

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (together with all Exhibits and Schedules hereto, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of January 26, 2021, is made by and between (i) Armata Pharmaceuticals, Inc., a Washington corporation (the “Company”), and (ii) Innoviva Strategic Opportunities LLC, a Delaware limited liability company (the “Purchaser”). The Company and the Purchaser are referred to herein individually as a “Party”, and, collectively as the “Parties.”

RECITALS

WHEREAS, subject to the terms and conditions contained in this Agreement, at the Closings (as defined below), the Company intends to issue and sell to the Purchaser (a) 6,153,847 shares of fully paid and non-assessable Common Stock (the “Purchased Common Stock”) and (b) Warrants to purchase 6,153,847 shares of Common Stock (as may be adjusted pursuant to Section 2.1(a)) (the “Purchased Warrants”), and the Purchaser desires to purchase such Common Stock and Warrants from the Company

WHEREAS, each share of Purchased Common Stock and each Purchased Warrant will be issued and sold to the Purchaser as a unit at the First Closing and the Second Closing, as applicable, for a per unit price of $3.25 (the “Per Unit Purchase Price”) payable in accordance with the terms hereof; and

WHEREAS, the Board has unanimously determined that this Agreement and the transactions contemplated hereby are advisable, fair and in the best interests of the Company and its stockholders.

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, the Company (on behalf of itself and each of its direct and indirect Subsidiaries) and the Purchaser agree as follows:

Article I

DEFINITIONS

Section 1.1     Definitions. Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:

“2020 Warrants” means the warrants purchased by the Purchaser pursuant to the 2020 Purchase Agreement.

“2020 Purchase Agreement” means that certain Securities Purchase Agreement, dated as of January 27, 2020, by and between the Company and the Purchaser.

“Acquisition Proposal” has the meaning set forth in Section 5.2.

“Action” means, any action, suit, claim, arbitration, mediation, litigation, hearing, or other proceeding by or before any court, tribunal or arbitrator or any Governmental Entity.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person; provided, however, that neither Purchaser nor any of its Affiliates shall be deemed to be an Affiliate of the Company or any of its direct and indirect Subsidiaries for purposes of this Agreement. “Affiliated” has a correlative meaning.

“Agreement” has the meaning set forth in the Preamble.

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are required or permitted to be closed in the State of California.

“Bylaws” means the Company’s bylaws, as amended through the date hereof.

“Capital Stock” means (a) any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation; (b) any ownership interests in a Person other than a corporation, including membership interests, partnership interests, joint venture interests and beneficial interests; and (c) any warrants, options, convertible or exchangeable securities, subscriptions, rights (including any preemptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.

“Certificate of Incorporation” means the certificate of incorporation of the Company, as amended through the date hereof.

“Closings” means, collectively, the First Closing and the Second Closing.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any Capital Stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the Preamble.

“Company Organizational Documents” mean the Certificate of Incorporation and the Bylaws.

“Company’s Knowledge,” “Knowledge of the Company” or “Knowledge” means the actual knowledge of Brian Varnum, Todd R. Patrick and Steve R. Martin.

“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral.

“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controlled” has a correlative meaning.

“Definitive Documents” means this Agreement, the Registration Rights Agreement, the Warrant Certificate, the Voting Agreement and each of the other agreements and instruments entered into and delivered by the Parties hereto in connection with the transactions contemplated hereby.

“Environmental Laws” means all applicable federal, state, local or foreign Laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including Laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, demands or demand letters, licenses, notices or notice letters, Orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that together with the Company or any of its Subsidiaries is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (1) a Reportable Event with respect to a Pension Plan; (2) a withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (3) a complete or partial withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan, written notification of any member of the Consolidated Group or any of their respective ERISA Affiliates concerning the imposition of Withdrawal Liability or written notification that a Multiemployer Plan is in reorganization within the meaning of Title IV of ERISA or that a Multiemployer Plan has been determined to be in “endangered” or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (4) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (5) the imposition of any liability under Title IV of ERISA, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company, any of its Subsidiaries or any of their respective ERISA Affiliates, (6) the failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) with respect to any Pension Plan, (7) the application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Pension Plan, (8) the imposition of a Lien under Section 303(k) of ERISA with respect to any Pension Plan, (9) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 303 of ERISA), or (10) the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has engaged in a transaction that is subject to Sections 4069 or 4212(c) of ERISA.

“Expense Reimbursement” means the reimbursement obligation contemplated by Section 5.9.

“First Closing” has the meaning set forth in Section 2.2(a).

“First Closing Date” has the meaning set forth in Section 2.2(a).

“First Common Stock” means the maximum number of shares of Common Stock issuable at the First Closing to Purchaser in compliance with any and all Laws and without the requirement for the prior receipt of the Stockholder Approval under the listing requirements of the NYSE American, assuming that Warrants to purchase an equal number of shares of Common Stock are also issued to Purchaser at the First Closing.

“First Purchase Price” means an amount in cash equal to the product of (i) the number of shares of First Common Stock multiplied by (ii) the Per Unit Purchase Price.

“First Warrants” means Warrants to purchase a number of shares of Common Stock equal to the number of shares of First Common Stock.

“Fundamental Representations” has the meaning set forth in Section 9.13.

“GAAP” means United States generally accepted accounting principles, consistently applied, as in effect from time to time.

“Governmental Entity” means any applicable nation, state, county, city, town, village, district or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), stock exchange, multi-national organization or body, or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or Taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

“Indebtedness” means (a) any indebtedness or other obligation for borrowed money, whether current, short-term or long-term and whether secured or unsecured; (b) any indebtedness evidenced by any note, bond, debenture or other security or similar instrument; (c) any liabilities with respect to interest rate or currency swaps, collars, caps and similar hedging obligations; (d) any liabilities in respect of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which liabilities are required to be classified and accounted for under GAAP as capital leases; (e) any liabilities under any performance bond or letter of credit or any bank overdrafts and similar charges; (f) any accrued interest, premiums, penalties and other obligations relating to the foregoing items in clauses (a) through (e); and (g) any indebtedness referred to in clauses (a) through (f) above of any Person that is either guaranteed (including under any “keep well” or similar arrangement) by, or secured (including under any letter of credit, banker’s acceptance or similar credit transaction) by any Lien upon any property or asset owned by, the Company or any of its Subsidiaries.

“Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness, (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.

“Law” means any law, statute, code, ordinance, regulation or rule of any Governmental Entity.

“Lien” means any lien, adverse claim, charge, option, right of first refusal, preemptive right, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, Taxes, conditional sale or other title retention agreement, defect in title or other restrictions of any kind; provided that restrictions on transfer arising under applicable securities Laws shall not be Liens.

“Material Adverse Effect” means any effect, change, event, development, condition or occurrence that, individually or together with one or more effects, changes, events, developments, conditions or occurrences, has had or would be reasonably expected to have or result in a material adverse effect or material adverse change on the business, assets, liabilities, properties, financial condition or operating results of the Company and its Subsidiaries, taken as a whole, or to the ability of the Company to consummate timely the transactions contemplated by this Agreement.

“Material Contract” means any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act.

“Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA, to which any member of the Consolidated Group or any of their respective ERISA Affiliates makes or is obligated to make contributions, or, during the preceding five (5) plan years, has made or has been obligated to make contributions.

“NYSE American” means the NYSE American stock exchange maintained by the New York Stock Exchange (NYSE).

“Order” means any judgment, order, award, injunction, writ, permit, license, settlement or decree issued, promulgated, made, rendered or entered into by or with any Governmental Entity or arbitrator of applicable jurisdiction (in each case, whether temporary, preliminary or permanent).

“Party” or “Parties” has the meaning set forth in the Preamble.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates or to which the Company, any of its Subsidiaries or any of their respective ERISA Affiliates contributes or has an obligation to contribute or has made or has had an obligation to make contributions at any time in the preceding five plan years.

“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.

“Plan” means any material “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Company or any of its Subsidiaries, or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates.

“Registration Rights Agreement” has the meaning set forth in Section 5.5.

“Related Party” means, with respect to any Person, (a) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person and (b) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of any of the foregoing.

“Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to this Agreement or the 2020 Purchase Agreement, including the shares of Common Stock issuable upon exercise in full of all 2020 Warrants and the Purchased Warrants.

“Sanctioned Country” means any country or region that is subject or target of a comprehensive trade embargo under Sanctions.

“Sanctioned Person” means any individual or entity that is the subject or target of Sanctions, including (i) any individual or entity listed on any Sanctions-related restricted party list, including the U.S. Department of Treasury, Office of Foreign Asset Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List and the EU Consolidated List, (ii) any entity that is owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i) above, (iii) any national, resident, government, agency, or instrumentality of a Sanctioned Country or (iv) any individual or entity otherwise the subject or target of Sanctions.

“Sanctions” means all applicable Laws relating to economic, financial or trade sanctions, including any such Laws administered or enforced by the U.S. government (including by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, the United Kingdom (include by Her Majesty’s Treasury) or any other relevant Governmental Entity that administers or enforces economic, financial or trade sanctions.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 3.8(a).

“Second Closing” has the meaning set forth in Section 2.3.

“Second Closing Date” has the meaning set forth in Section 2.3.

“Second Common Stock” means an amount equal to (i) the aggregate number of shares of Purchased Common Stock, minus (ii) the number of shares of First Common Stock.

“Second Purchase Price” means an amount in cash equal to the product of (i) the number of shares of Second Common Stock multiplied by (ii) the Per Unit Purchase Price.

“Second Warrants” means Warrants to purchase a number of shares of Common Stock equal to the number of shares of Second Common Stock.

“Securities” means the Purchased Common Stock and the Purchased Warrants (including the shares of Common Stock issuable upon exercise of the Purchased Warrants), in each case, that will be delivered to Purchaser pursuant to this Agreement.

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of NYSE American (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by this Agreement and the other Definitive Documents.

“Stockholders” means, collectively, Purchaser and Innoviva, Inc.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body, or (c) has the power to direct the business and policies.

“Tax Contest” means any audit, suit, conference, action, assessment, investigation, claim, administrative or judicial proceeding, or other similar interaction with a Governmental Entity with respect to any Tax.

“Tax Returns” means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements supplied or required to be supplied to a Governmental Entity in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

“Taxes” means (i) all taxes, assessments, duties, levies or other similar governmental charges paid or payable to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon, (ii) any liability for such amounts described in clause (i) as a result of being a member of a combined, consolidated, unitary, or affiliated group and (iii) any and all liability for the payment of any amounts described above in clauses (i) and (ii) as a result of any express or implied obligation to indemnify any other person, or any successor or transferee liability. “Taxing” and “Taxation” each have a correlative meaning.

“Voting Agreement” means the voting agreement to be entered into by the Purchaser and the Company, in substantially the form set forth on Exhibit A hereto.

“Warrant Certificate” means the certificate in substantially the form attached hereto as Exhibit B.

“Warrants” means warrants to purchase shares of Common Stock, at an exercise price of $3.25 per share, represented by and on the terms set forth herein and in the Warrant Certificate.

“Withdrawal Liability” means the liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such term is defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.2     Construction. In this Agreement, unless the context otherwise requires:

(a)    references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;

(b)    references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;

(c)    words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;

(d)    the words “hereof,” “herein,” “hereto” and “hereunder,” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;

(e)    the term “this Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;

(f)    “include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;

(g)    references to “day” or “days” are to calendar days;

(h)    if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day;

(i)     references to “the date hereof” or “the date of the Agreement” means the date of this Agreement;

(j)     references to “ordinary course of business” means the ordinary and usual course of normal day-to-day operations of the Company, consistent with past practices

(k)    the word “or” is disjunctive but not necessarily exclusive;

(l)     unless otherwise specified, references to any Law means such Law as amended from time to time and includes any successor Law thereto and any rules or regulations promulgated thereunder in effect from time to time; and

(m)   references to “dollars” or “$” refer to currency of the United States of America, unless otherwise expressly provided.

Article II

PURCHASE AND SALE

Section 2.1     The Purchase and Sale.

(a)    On the terms and subject to the conditions set forth herein, at the First Closing, the Purchaser hereby agrees to purchase (or cause certain of its Subsidiaries to purchase), and the Company shall sell to Purchaser (or such Subsidiaries) in exchange for the First Purchase Price, (i) the First Common Stock, free and clear of all Liens and (ii) the First Warrants, free and clear of all Liens.

(b)    On the terms and subject to the conditions set forth herein, at the Second Closing, the Purchaser hereby agrees to purchase (or cause certain of its Subsidiaries to purchase), and the Company shall sell to Purchaser (or such Subsidiaries) in exchange for the Second Purchase Price, (i) the Second Common Stock, free and clear of all Liens and (ii) the Second Warrants, free and clear of all Liens; provided, that, if during the period from the date hereof until and including the Second Closing, the Company issues to any Person any shares of Common Stock or Capital Stock or similar securities convertible into, exchangeable for or having the right to subscribe for shares of Common Stock at a price per share less than the Per Unit Purchase Price (other than shares of Common Stock issued upon the exercise of options, warrants or similar securities outstanding as of the date hereof), the number of Warrants issued to the Purchaser at the Second Closing will be proportionally and ratably increased such that the Warrants issued to Purchaser will not be affected by any such dilution.

(c)    The Parties agree that the Common Stock and Warrants to be purchased by Purchaser hereunder shall be issued in reliance upon the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

Section 2.2     First Closing.

(a)    The closing of the purchase of the First Common Stock and First Warrants (the “First Closing”) shall take place on the date hereof (the “First Closing Date”) remotely via the electronic exchange of documents and signatures, At the First Closing, the Company shall issue the First Common Stock and First Warrants to the Purchaser free and clear of all Liens against payment by the Purchaser of the First Purchase Price.

(b)    At the First Closing, the Company shall:

(i)            deliver or cause to be delivered to the Purchaser:

(A)           a certificate of good standing of the Company as of a date no earlier than two (2) Business Days prior to the First Closing Date;

(B)            counterparts to Warrant Certificates representing the full number of First Warrants;

(C)            copies of the resolutions or written consents duly adopted by the Board and certified by the Company’s secretary authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby (including authorization of the transactions contemplated hereunder pursuant to Section 23B.19.040 of Washington Business Corporation Act); and

(D)            a counterpart to the Registration Rights Agreement, duly executed by the Company; and

(E)            a counterpart to the Voting Agreement, duly executed by the Company;

(ii)            deliver or cause to be delivered any other customary documents or certificates reasonably requested by Purchaser which are reasonably necessary to give effect to the Closing; and

(iii)           pay, or cause to be paid to Purchaser (which may be set off against the First Purchase Price), any portion of the Expense Reimbursement then accrued and unpaid.

(c)    At the First Closing, Purchaser shall deliver or cause to be delivered to the Company a counterpart to the Voting Agreement, duly executed by the Stockholders.

Section 2.3     Second Closing.

(a)    The closing of the purchase of the Second Common Stock and Second Warrants (the “Second Closing”) shall take place remotely via the electronic exchange of documents and signatures, or at such other time and place as the Parties may agree in writing, on the first (1st) Business Day after satisfaction or waiver of the conditions set forth in Section 6.1 (other than those conditions that by their terms are to be satisfied at the Second Closing, but subject to the satisfaction or waiver of those conditions). The date on which the Second Closing actually occurs shall be referred to herein as the “Second Closing Date.” At the Second Closing, the Company shall issue the Second Common Stock and Second Warrants to the Purchaser free and clear of all Liens against payment by the Purchaser of the Second Purchase Price.

(b)    At the Second Closing, the Company shall:

(i)            deliver or cause to be delivered to the Purchaser:

(A)           a certificate of good standing of the Company as of a date no earlier than two (2) Business Days prior to the Second Closing Date;

(B)            the certificate contemplated by Section 6.1(f); and

(C)            counterparts to Warrant Certificates representing the full number of Second Warrants (as may be adjusted pursuant to Section 2.1(b));

(ii)            pay, or cause to be paid to Purchaser (which may be set off against the Second Purchase Price), any portion of the Expense Reimbursement then accrued and unpaid; and

(iii)           deliver or cause to be delivered any other customary documents or certificates reasonably requested by Purchaser which are reasonably necessary to give effect to the Closing.

Article III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Documents filed with the SEC prior to the date hereof and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (but excluding any forward-looking disclosures set forth in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature), the Company hereby represents and warrants to the Purchaser as of the date hereof, and as of the Second Closing, as follows:

Section 3.1      Organization and Qualification. The Company and each of its Subsidiaries are entities duly organized, validly existing and in good standing under the Laws of the jurisdiction in which they are formed, and each has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect. Other than the Persons set forth on Exhibit 21.1 to the Company’s Annual Report on Form 10-K, filed with the SEC on March 19, 2020, the Company has no Subsidiaries and does not own Capital Stock in any other Person.

Section 3.2      Authorization; Enforcement; Validity. Subject to the Stockholder Approval, the Company has the requisite power and authority to enter into and perform its obligations under the Agreement and the other Definitive Documents, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Agreement and the other Definitive Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities and the reservation for issuance and issuance of Common Stock issuable upon the exercise of the Warrants in accordance with, and pursuant to, the Warrant Certificate) have been duly authorized by the Company, and such authorization has not been, and as of the Closing will not have been, subsequently rescinded or modified in any way, and, no further filing, consent or authorization is or will be required to be made by or on behalf of the Company, its Subsidiaries and their respective boards of directors, stockholders or other governing bodies in connection with the transactions contemplated by the Definitive Documents. The Agreement has been, and the other Definitive Documents to which the Company is a party will be, prior to the First Closing or Second Closing, as applicable, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by applicable federal or state securities Law (the “General Enforceability Exceptions”).

Section 3.3      Issuance of Securities. The issuance of the Securities is duly authorized, and upon issuance in accordance with the terms of the Definitive Documents will be validly issued, fully paid and non-assessable (to the extent such concepts are applicable) and free and clear of all Liens. The issuances of the Securities in connection with the transactions contemplated by the Definitive Documents are in compliance, in all respects, with all applicable Laws, and the Securities are not subject to, and will not be issued in violation of, any purchase options, call options, rights of first refusal, preemptive rights, subscription rights or any similar rights under applicable Law, the Company Organizational Documents or any Contract to which the Company or any of its Subsidiaries is a party or by which it is bound. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article IV, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act. As of the First Closing, the Company will have reserved from its duly authorized Capital Stock the maximum number of shares of Common Stock issuable upon the exercise of the Purchased Warrants. Upon the issuance of Common Stock following an exercise of the Purchased Warrants in accordance with the Warrant Certificate, such Common Stock, when issued, will be validly issued, fully paid and non-assessable and free and clear of all Liens, with the holders thereof being entitled to all rights accorded to a holder of Common Stock.

Section 3.4      No Conflicts. The execution, delivery and performance of this Agreement and the other Definitive Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities and the reservation for issuance and issuance of Common Stock issuable upon the exercise of the Purchased Warrants in accordance with the Warrant Certificate) will not (i) result in a violation of the Certificate of Incorporation, Bylaws, certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries (collectively, the “Group Companies Organizational Documents”), (ii)  conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or other agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, other than (a) the acceleration of vesting of restricted stock awards set forth in the SEC Documents and (b) the deemed exercise of warrants to purchase Common Stock set forth in the SEC Documents, or (iii) result in a material violation of any Law (including, for the avoidance of doubt, foreign, federal and state securities Laws and the rules and regulations of the NYSE American) or Order that would be material to the business of the Company and its Subsidiaries taken as a whole.

Section 3.5      Consents. Other than the Stockholder Approval, neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by this Agreement or the other Definitive Documents, in each case, in accordance with the terms hereof and thereof. To the Company’s Knowledge, no facts or circumstances exist which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registrations, applications or filings contemplated by the Definitive Documents. The Company is not in violation of the requirements of the NYSE American and has no Knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock.

Section 3.6      No General Solicitation; Agents’ Fees. Neither the Company, nor any of its Subsidiaries, Affiliates, Representatives or any other Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Except for the amount payable to Ladenburg Thalmann & Co. Inc. or any of its Affiliates which has been conveyed to the Purchaser in writing prior to the date of this Agreement, no placement agent’s fees, financial advisory fees, or brokers’ commissions or fees or any similar fees are or will be owed or payable to any Person in connection with transactions contemplated by the Definitive Documents. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Definitive Documents and the transactions contemplated thereby and that the Company’s decision to enter into the Definitive Documents to which it is a party has been based solely on the independent evaluation by the Company and its Representatives.

Section 3.7      Application of Takeover Protections; Rights Agreement; Other Approvals. The Company and the Board have taken all necessary actions, if any, in order to comply with or obtain waivers in connection with any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under any of the Group Companies Organizational Documents or the Laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to Stockholders as a result of the transactions contemplated by the Definitive Documents, including the Company’s issuance of the Securities and ownership by the Purchaser of the Securities, or as a result of the Purchaser acquiring the Common Stock and/or 2020 Warrants (and the stock issuable upon exercise thereof) issued under the 2020 Purchase Agreement. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries. The Company and the Board have taken all necessary action in order to exempt the acquisition of the Purchased Common Stock, the Purchased Warrants (and the Common Stock issuable upon exercise thereof), the Common Stock Purchased pursuant to the 2020 Purchase Agreement, the 2020 Warrants (and the Common Stock issuable upon exercise thereof) from Section 16(b) of the Exchange Act, including pursuant to Rule 16b-3(d).

Section 3.8      SEC Documents; Financial Statements.

(a)       The Company (including its predecessors) has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act or the Securities Act (all of the foregoing filed since January 1, 2018 and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to Purchaser true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, the rules and regulations of the SEC promulgated thereunder and the rules and regulations of the NYSE American, in each case, applicable to the SEC Documents, and none of the SEC Documents contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is subject to the periodic reporting requirements of the 1934 Act. There are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Documents. To the Company’s Knowledge, no SEC Document is the subject of ongoing SEC review or outstanding SEC investigation.

(b)       As of their respective dates, the audited and unaudited financial statements of the Company and its predecessors included in the SEC Documents (including, in each case, the notes thereto, the “Financial Statements”), complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. The Financial Statements have been prepared in accordance with GAAP (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The Company is not currently contemplating to amend or restate any of the Financial Statements (including any notes or any letter of the independent accountants of the Company with respect thereto), nor, to the Company’s Knowledge, do there exist any facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(c)       The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that are effective to provide reasonable assurances regarding the reliability of the financial reporting and the preparation of financial statements of the Company and its Subsidiaries for external purposes in accordance with GAAP, and includes those policies and procedures that (i)  pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) transactions are recorded as necessary to permit preparation of financial statements and (iii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountants, Governmental Entities or other Person relating to (x) any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries or (y) any fraud, whether or not material, that involves (or involved) the management or other employees of the Company or its Subsidiaries who have (or had) a significant role in the Company’s or its Subsidiaries’ internal controls.

(d)       There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would have a Material Adverse Effect.

(e)       There are no material disagreements of any kind presently existing or, to the Company’s Knowledge, reasonably anticipated to arise between the Company and any of its Subsidiaries, on the one hand, and the accountants and lawyers formerly or presently employed by the Company (including its predecessors) and any of Subsidiaries thereof, on the other hand, and the Company and each of its Subsidiaries is current with respect to any fees owed to its respective accountants and lawyers which, the failure to pay could affect the Company’s ability to perform any of its obligations under any of the Definitive Documents.

Section 3.9      Absence of Certain Changes. Since December 31, 2019 (the “10-K Date”), and other than as disclosed in the SEC Documents, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries taken as a whole. Since the 10-K Date, neither the Company nor any of its Subsidiaries has taken any action that if taken after the date hereof would require the consent of the Purchaser pursuant to Section 5.1(b). Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any applicable Law relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any Knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and, after giving effect to the transactions contemplated by the Definitive Documents, will not be, Insolvent. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and does not plan to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

Section 3.10    Conduct of Business; Regulatory Permits.

(a)       Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under the Group Companies Organizational Documents. Neither the Company (including its predecessors) nor any Subsidiaries thereof (i) is, or has been since January 1, 2018, in violation of any applicable Law or Order applicable thereto or (ii) has received since January 1, 2018 a notification or communication from any Governmental Entity asserting that it is not or has not been in compliance with any applicable Law or Order. Without limiting the generality of the foregoing, the Company is not in material violation of any of the rules, regulations or requirements of the NYSE American, and has no Knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of trading the Common Stock by the NYSE American. Since January 1, 2018, (i) the Common Stock has been listed or designated for quotation on the NYSE American, (ii) trading in the Common Stock has not been suspended by the SEC or the NYSE American and (iii) the Company has received no communication, written or oral, from the SEC or the NYSE American regarding the suspension or delisting of the Common Stock from the NYSE American. The Company and each of its Subsidiaries possess all licenses, certificates, authorizations and permits issued by the appropriate Governmental Entity necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit. There is no Contract or Order binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which, individually or together with any other Contract or Order, has had or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries.

(b)       The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, since January 1, 2020, received notice from the NYSE American to the effect that the Company is not in compliance with the listing or maintenance requirements of the NYSE American. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

Section 3.11    Certain Regulatory Matters.

(a)        None of the Company (including its predecessors), any Subsidiaries thereof or any of their respective directors, officers, or other Representatives (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption Law, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of, any money, or offered, given, promised to give, or authorized the giving of, anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity or any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any Person under circumstances in which such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity; or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(b)       The Company has in place policies, procedures and controls that ensure compliance with the (i) FCPA and (ii) other applicable anti-bribery or anti-corruption laundering Laws in each foreign jurisdiction in which the Company does business.

(c)        No Company Affiliates or any other business entity or enterprise with which the Company or any Subsidiary is or has been Affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable Law, (i) as a kickback, bribe gratuity, lobbying expenditure, political contribution or contingent fee payment to any Person or (ii) to any political organization, or to the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(d)       The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering Laws and regulations and Sanctions, including the Laws, executive orders and sanctions programs administered by OFAC. No Company Affiliates (x) is a Sanctioned Person or has any reason to believe that it is acting on behalf of, or for the benefit of, any Sanctioned Person or (y) has engaged in any dealings with or the benefit of any Sanctioned Person, or in or involving any Sanctioned Country.

(e)        Since January 1, 2018, no allegations of sexual harassment have been made to the Company (including its predecessors) or any Subsidiaries thereof against any individual in his or her capacity as director or a managerial employee, or to the Company’s Knowledge, any other employee, of the Company (including its predecessors) or any Subsidiaries thereof.

Section 3.12    Sarbanes-Oxley Act. The Company and each of its Subsidiaries is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

Section 3.13    Transactions With Affiliates. There have not been any transactions or Contracts or series of related transactions or Contracts required to be disclosed under Item 404 of Regulation S-K under the 1934 Act.

Section 3.14    Capitalization

(a)        As of the date hereof, the authorized capital stock of the Company consists of 217,000,000 shares of Common Stock, of which 18,688,461 are issued and outstanding. No shares of Common Stock are held in the treasury of the Company. Except for the foregoing Capital Stock, the Company has no other Capital Stock authorized. The Company also has reserved for issuance 1,738,926 shares of Common Stock issuable upon exercise of outstanding stock options, and 10,547,618 shares of Common Stock issuable upon exercise of outstanding warrants.

(b)       All of the Company’s Capital Stock is duly authorized and validly issued, fully paid and non-assessable (as such concepts are applicable). All the outstanding shares of Capital Stock of each Subsidiary of the Company have been validly issued and are fully paid and non-assessable (to the extent such concepts are applicable) and are owned, directly or indirectly, by the Company free and clear of all Liens.

(c)        (A) None of the Company’s or any of its Subsidiaries’ Capital Stock is subject to preemptive rights or any other similar rights or restrictions or Liens suffered or permitted by the Company or any Subsidiary; (B) other than the 2020 Warrants, and as of the Second Closing, other than the Purchased Warrants issued to the Purchaser on the First Closing, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock of the Company or any of its Subsidiaries, or Contracts by which the Company or any of its Subsidiaries is or may become bound to issue additional Capital Stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock of the Company or any of its Subsidiaries; (C) other than Registration Rights Agreement, there are no Contracts under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no Contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments or Capital Stock containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (G) other than the Voting Agreement, there are no stockholder agreements, voting trusts or other agreements to which the Company or any of its Subsidiaries is a party or by they are bound relating to the voting of any shares, interests or capital stock of the Company or any of its Subsidiaries.

(d)       True, correct and complete copies of the Company Organizational Documents, and the terms of all convertible securities and the material rights of the holders thereof in respect thereto, are set forth in, or filed as exhibits to the SEC Documents.

Section 3.15    Indebtedness. Neither the Company nor any of its Subsidiaries has any outstanding Indebtedness.

Section 3.16    Material Contracts. Neither the Company nor any of its Subsidiaries is party to, and none of their respective properties or assets are bound by, a Material Contract. Each Material Contract set forth in the SEC Documents is in full force and effect, and is a legal, valid and binding agreement of the Company or its Subsidiaries, as applicable, and, to the Company’s Knowledge, the other parties thereto, subject only to the General Enforceability Exceptions. There is no material default or breach by the Company or any of its Subsidiaries, as applicable, with respect to any such Material Contract or, to the Company’s Knowledge, any other party thereto, and no event has occurred which, with notice or lapse of time or both, would constitute a material breach or default or would permit termination, material modification or acceleration thereof by any party to such Material Contract. Neither the Company nor any of its Subsidiaries has waived any material rights under any such Material Contract. Neither the Company nor any of its Subsidiaries has received written notice of the intention of any third party under any such Material Contract to cancel, terminate or materially modify the terms of any such Material Contract, or accelerate the obligations of the Company or any of its Subsidiaries, as applicable, thereunder. There are no current or pending financing arrangements or assignments of proceeds with respect to any such Material Contract.

Section 3.17    Litigation. Except as would not, individually or in the aggregate, have a Material Adverse Effect, there is no, and since January 1, 2018 there has not been, any Action before or by the NYSE American, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company (including its predecessors) or any of Subsidiaries thereof, the Capital Stock thereof or any current or former officers, directors, managers or employees thereof, whether of a civil or criminal nature or otherwise, in their capacities as such. To the Knowledge of the Company, no current or former director, officer, manager or employee of the Company (including its predecessors) or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company (including its predecessors), any Subsidiaries thereof or any current or former director, officer, manager of employee of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the 1934 Act. To the Company’s Knowledge, no fact exists which might result in or form the basis for any such Action. Neither the Company nor any of its Subsidiaries is subject to any Order.

Section 3.18    Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts, in each case, as is customary in the businesses in which the Company and its Subsidiaries are engaged. All premiums due and payable in respect of such insurance policies maintained by the Company and its Subsidiaries have been paid in full. Neither the Company nor any of its Subsidiaries have been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on substantially the same terms as now in effect. Excluding insurance policies that have expired and been replaced in the ordinary course of business, no such insurance policy of the Company or any of its Subsidiaries has been, or has been threatened to be, cancelled by the applicable insurer since January 1, 2018, and neither the Company nor any of its Subsidiaries has received any written notice of cancellation or non-renewal of any such insurance policy.

Section 3.19    Employee Relations. The Company and each of its Subsidiaries maintains good relationships with their respective employees. No executive officer (as defined in Rule 501(f) promulgated under the Securities Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or the applicable Subsidiary that such executive officer or key employee intends to terminate, or materially amend the terms of, its employment with the Company or the applicable Subsidiary. To the Company’s Knowledge, no executive officer or other key employee of the Company or any of its Subsidiaries is or will be (with or without the passage of time, or both), in violation of any material term of any employment Contract, confidentiality, disclosure or proprietary information Contract, non-competition Contract or any other Contract, or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign Laws respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect. There are no strikes or other labor disputes against the Company or any of its Subsidiaries, and, to the Knowledge of the Company, there are no strikes or other labor disputes threatened against the Company or any of its Subsidiaries.

Section 3.20    Title.

(a)       The Company and each of its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries, as applicable (the “Real Property”). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current Taxes not yet due for which adequate reserves (as determined in accordance with the GAAP) have been established on the Financial Statements, (b) zoning Laws and other land use restrictions that do not, and will not (with or without the passage of time, or both) impair the present or anticipated use of the Real Property subject thereto, and (c) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other statutory liens arising in the ordinary course of business that would not reasonably be expected to have a Material Adverse Effect. Each Real Property held under lease by the Company or any of its Subsidiaries is held by the Company or its applicable Subsidiary under a valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the current and anticipated use made and proposed to be made of such Real Property and buildings by the Company or any of its Subsidiaries, as applicable.

(b)       Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs, except for routine maintenance and repairs in the ordinary course of business, and are sufficient, in all material respects, for the conduct of the Company’s and its Subsidiaries’ businesses as currently conducted. The Company and its Subsidiaries collective own all of the Fixtures and Equipment free and clear of all Liens except for (a) Liens for current Taxes not yet due for which adequate reserves (as determined in accordance with GAAP) have been established on the Financial Statements, (b) zoning Laws and other land use restrictions that do not impair the present or anticipated use of the Fixtures and Equipment subject thereto, (c) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other statutory liens arising in the ordinary course of business that would not reasonably be expected to have a Material Adverse Effect and (d) minor liens that have arisen in the ordinary course of business and that do not, individually or in the aggregate, materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or its any of Subsidiaries.

Section 3.21    Intellectual Property Rights.

(a)       The Company and its Subsidiaries collectively own or possess good and marketable title to, or valid licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted in all material respects. None of the Company’s material Intellectual Property Rights have expired or have been terminated or abandoned, or are expected to expire, or to be terminated or abandoned, in each case, within three (3) years from the date of the Agreement. The Company does not have any Knowledge of any infringement, misappropriate or violation by the Company or its Subsidiaries of Intellectual Property Rights of others.

(b)       The Company is the exclusive owner of the entire right, title and interest in and to AP-SA02, and is the exclusive owner of the entire right, title and interest in and to, or has licensed or has the right to license all Intellectual Property rights in, AP-PA02 (collectively, the “Products”), all data associated therewith, and all Intellectual Property Rights covering or relating to the Products, free and clear of all liens. To the Company’s Knowledge, all patents owned or controlled by the Company that have been issued or granted by the appropriate Patent Office are valid and enforceable.

(c)       There is no Action which has been brought, or to the Knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. To the Knowledge of the Company, there are no facts or circumstances which might give rise to any Actions regarding the Company’s Intellectual Property Rights.

(d)       To the Company’s Knowledge, the manufacture, use, offer for sale, sale and/or importation of any of the Products will not infringe and patent or other Intellectual Property Rights of any third party. Neither Company nor any of its Subsidiaries has received written or oral notice of any Action that claims that the development, manufacture, use, marketing, sale, offer for sale, importation or distribution of any Product would infringe on Intellectual Property Rights of any third party.

(e)       The Company is in material compliance with all terms of and obligations under its collaboration agreement with Merck and its grant agreements with the National Institute of Health and the National Institute of Allergy and Infectious Diseases, and has not breached and is not in default under any provision of those agreements.

(f)        No event has occurred that would give Merck the right to unilaterally terminate the collaboration agreement. The Company has not received any notice of an intention by Merck to terminate the collaboration agreement, and the Company has not agreed with Merck to terminate the collaboration agreement in whole or in part.

(g)       The Company is in material compliance with all healthcare laws and regulations, and with the codes of conduct published by the Pharmaceutical Research and Manufacturers of America.

(h)       The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights. In the past five years, the Company and its Subsidiaries have not (i) experienced any actual, alleged, or suspected data breach or other security incident or (ii) been subject to or received any notice of any audit, investigation, complaint, or other claim concerning the violation of any data protection laws.

Section 3.22    Environmental Laws.

(a)       The Company (including its predecessors) and Subsidiaries thereof (A) are, and since January 1, 2018 have been, in compliance with any and all Environmental Laws (as defined below), and neither the Company nor any of its Subsidiaries has received any written communication alleging that the Company is in violation of, or has any liability under, any Environmental Law, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

(b)       No Hazardous Materials (i) have been disposed of or otherwise released from any currently or formerly owned Real Property of the Company (including its predecessors) or any Subsidiaries thereof in violation of any Environmental Laws; and (ii) are, to the Company’s Knowledge, present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws.

Section 3.23    Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all Tax Returns required by any jurisdiction to which it is subject, (ii) has timely paid all Taxes and other governmental assessments and charges (including satisfying its withholding tax obligations) levied or imposed on their properties, income or assets or otherwise due and payable, except those being contested in good faith for which adequate reserves (as determined in accordance with the GAAP) have been established on the Financial Statements and (iii) has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes claimed to be due and payable by the Taxing authority of any jurisdiction, and, to Knowledge of the Company, no facts or circumstances exist of that would be the basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 3.24    Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

Section 3.25    U.S. Real Property Holding Corporation. The Company (including its predecessors) and all Subsidiaries thereof is not, has not ever been, and, for so long as any of the Securities are held by the Purchaser, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code.

Section 3.26    Registration Eligibility. The Company is, and from and after the date hereof will be, eligible to register the Registrable Securities (as defined in the Registration Rights Agreement) for resale by the Purchaser using Form S-1 or Form S-3 promulgated under the 1933 Act.

Section 3.27    Transfer Taxes. On the Second Closing Date, all stock transfer or other Taxes (other than income or similar Taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to Purchaser pursuant to this Agreement will be, or will have been, fully paid or provided for by the Company, and all Laws imposing such Taxes will be or will have been complied with in all material respects.

Section 3.28    Shell Company Status. The Company is not an issuer identified in, and subject to, Rule 144(i).

Section 3.29    ERISA Compliance.

(a)        Each Plan is in material compliance with the applicable provisions of ERISA, the Code and other applicable federal or state Laws.

(b)       (i) No ERISA Event has occurred for which the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has any residual liability; and (ii) no ERISA Event is expected to occur, except as would not reasonably be expected, individually or in the aggregate, to result in a material adverse effect on the Company and its Subsidiaries taken as a whole.

(c)        At no time during the past six (6) years has the Company (including its predecessors) or any member of the “Controlled Group” thereof (defined as any organization which is a member of a controlled group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o)) maintained, sponsored or contributed to, or been obligated to contribute to (i) any retirement plan which is subject to Title IV of ERISA or Section 412 of the Code or (ii) any “multiemployer plan” as defined in Section 4001(a)(3) of ERISA

Section 3.30    Management. Since January 1, 2018, no current or former officer or director or, to the Knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company (including its predecessors) or any Subsidiaries thereof has been the subject of:

(a)        a petition under applicable bankruptcy Laws or any other applicable insolvency or moratorium Law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner, or any corporation or business association of which such person was an executive officer;

(b)        a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(c)        any Order that has not subsequently reversed, suspended or vacated, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(i)             engaging in any particular type of business practice; or

(ii)            engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities Laws or commodities Laws;

(d)        any Order that has not been subsequently reversed, suspended or vacated, barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(e)        a finding by a Governmental Entity in a civil Action or by the SEC or other authority to have violated any securities Laws or decrees, and the judgment in such civil Action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(f)         a finding by a Governmental Entity in a civil Action or by the Commodity Futures Trading Commission to have violated any federal commodities Laws, and the judgment in such civil Action or finding has not been subsequently reversed, suspended or vacated.

Section 3.31    FDA. There is no pending, completed or, to the Company's Knowledge, threatened, Action or investigation against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the U.S. Food and Drug Administration (“FDA”) or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

Section 3.32    Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable Law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not granted, nor has there been any policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

Section 3.33    No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any Affiliated issuer, any director, executive officer, other officer of the Company participating in the offering of the Securities contemplated by this Agreement, or to the Company’s Knowledge, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to Purchaser a copy of any disclosures provided thereunder. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Purchaser or other potential purchasers in connection with the sale of the Securities contemplated by this Agreement.

Section 3.34    No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in this Agreement, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of the NYSE American.

Section 3.35    Regulation M Compliance. The Company has not, and to its Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

Section 3.36          Disclosure. The Company understands and confirms that Purchaser will and is entitled to rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to Purchaser regarding the Company and its Subsidiaries, their businesses and the transactions contemplated by the Definitive Documents furnished by or on behalf of the Company or any of its Subsidiaries does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, misleading. No event or circumstance has occurred and no information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable Law, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to Purchaser have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to Purchaser, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results).

Section 3.37          Proxy Statement. None of the information in the Proxy Statement to be sent to the stockholders of the Company in connection with the Company Stockholders’ Meeting will, on the date it is filed, on the date it is first mailed to the stockholders of the Company and at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will, at the time of the Company Stockholders’ Meeting, comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

Section 3.38          Disclaimer of Other Representations and Warranties. Except as expressly set forth in this Article III or in any other Definitive Document, the Company makes no representation or warranty, express or implied, at law or in equity, including with respect to it or any of its Subsidiaries or any of their respective assets, liabilities or operations, and any such other representations and warranties are hereby expressly disclaimed.

Article IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser hereby represents and warrants as of the date hereof, as of the First Closing, and as of the Second Closing, as follows:

Section 4.1            Organization. Purchaser is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.

Section 4.2            Organizational Power and Authority. Purchaser has the requisite power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and has taken or will take all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement and the transactions contemplated hereby.

Section 4.3           Execution and Delivery. This Agreement has been validly executed and delivered by Purchaser, and, assuming due and valid execution and delivery hereof by the Company, will constitute valid and legally binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws limiting creditors’ rights generally or by equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).

Section 4.4            No Conflict. The execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby (a) will not conflict with, or result in a breach, modification, termination or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time or both), or result in the acceleration of, or the creation of any Lien under, any Contract to which Purchaser is party or is bound or to which any of the property or assets of Purchaser are subject, (b) will not result in any violation of the provisions of the certificate of formation or limited liability company agreement of Purchaser, and (c) will not result in any material violation of any Law or Order applicable to Purchaser or any of its properties, except in each of the cases described in clauses (a) through (c), for any conflict, breach, modification, termination, violation, default, acceleration or Lien which would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.

Section 4.5            Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over Purchaser or any of its properties is required for the execution and delivery by Purchaser of this Agreement, the compliance by Purchaser with the provisions hereof and the consummation of the transactions contemplated hereby, except any consent, approval, authorization, Order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.

Section 4.6            No Registration. Purchaser understands that (a) the Purchased Common Stock and Purchased Warrants (including any shares of Common Stock issuable upon exercise thereof) have not been registered under the Securities Act by reason of a specific exemption or exclusion from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein or otherwise made pursuant hereto and (b) the foregoing securities cannot be sold unless subsequently registered under the Securities Act or an exemption or exclusion from registration is available.

Section 4.7            Purchasing Intent. Purchaser is acquiring the Purchased Common Stock and Purchased Warrants (including any shares of Common Stock issuable upon exercise thereof) for its own account or accounts or funds over which it or its Affiliates hold voting or investment discretion, not otherwise as a nominee or agent, and not otherwise with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and Purchaser has no present intention of selling, granting any other participation in, or otherwise distributing the same, except in compliance with applicable securities Laws.

Section 4.8            Sophistication; Investigation. Purchaser has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Purchased Common Stock and Purchased Warrants (including any shares of Common Stock issuable upon exercise thereof). Purchaser is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act and an “institutional account” within the meaning of Rule 4512 of the Financial Industry Regulatory Authority or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act. Purchaser understands and is able to bear any economic risks associated with such investment (including the necessity of holding such shares for an indefinite period of time). Except for the representations and warranties expressly set forth in this Agreement, Purchaser has independently evaluated the merits and risks of its decision to enter into this Agreement and consummate the transactions contemplated hereby.

Section 4.9            Sufficient Funds. Purchaser has, or at the applicable Closing will have, sufficient assets and the financial capacity to perform all of its obligations under this Agreement.

Section 4.10          Bad Actor. Neither the Purchaser nor any person or entity with whom the Purchaser will share beneficial ownership of the Purchased Common Stock is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

Article V

ADDITIONAL COVENANTS

Section 5.1            Covenants of the Company

(a)           Affirmative Covenants: Except (x) as otherwise expressly required by this Agreement, (y) as required by applicable Law or (z) as consented to in writing by the Purchaser, during the period from the date hereof until the earliest of (i) the Second Closing, (ii) the Second Closing Abandonment and (iii) the termination of this Agreement in accordance with Article VII, the Company shall, and shall cause each of its direct and indirect Subsidiaries to:

(i)             preserve, in all material respects, its business operations, organization and goodwill and its relationships with suppliers, customers, lenders and others having business dealings with the Company and its Subsidiaries;

(ii)            to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the transactions contemplated by this Agreement, support and take all steps reasonably necessary and desirable to address and resolve any such impediment;

(iii)           use good faith and commercially reasonable efforts to obtain all required Governmental Entity and third-party approvals for the consummation of the transactions contemplated by this Agreement;

(iv)           inform counsel to the Purchaser as soon as reasonably practicable after becoming aware of: (A) any Material Adverse Effect, (B) any notice of any commencement of any involuntary insolvency proceedings, legal suit for payment of debt or securement of security from or by any person in respect of the Company or any of its Subsidiaries, (C) a breach of this Agreement, and (D) any representation or statement made or deemed to be made by the Company or any of its Subsidiaries under this Agreement, which is or proves to have been materially incorrect or misleading in any respect when made or deemed to be made;

(v)           maintain the good standing of the Company and any Subsidiaries of the Company under the Laws of the state or other jurisdiction in which they are incorporated or organized;

(vi)          make all necessary registrations, declarations and filings with, and notices to, Governmental Entities (including under the Securities Exchange Act of 1934 (the “Exchange Act”)) (a) in the ordinary course of business and (b) with respect to the transactions contemplated by this Agreement;

(vii)         operate their business in the ordinary course of business; and

(viii)        provide, and direct its Representatives to provide, to the Purchaser and its Representatives (A) reasonable access to the Company and its Subsidiaries’ books and records during normal business hours on reasonable advance notice to the Company and its Subsidiaries’ Representatives, (B) reasonable access to the Representatives of the Company and its Subsidiaries on reasonable advance notice to such persons, and (C) such other information as reasonably requested by the Purchaser and its Representatives.

(b)          Negative Covenants: Except (x) as otherwise expressly required by this Agreement, (y) as required by applicable Law or (z) as consented to by the Purchaser in writing, during the period from the date hereof until the earliest of (i) the Second Closing, (ii) the Second Closing Abandonment and (iii) the termination of this Agreement in accordance with Article VII, the Company shall not, and shall cause each of its direct and indirect Subsidiaries not to:

(i)            transfer any material property, asset or right of the Company or its Subsidiaries or any material property, asset or right used in the business of the Company and its Subsidiaries to any person or entity outside of the ordinary course of business;

(ii)           engage in any material disposition, acquisition, leasing, investment or other similar transaction (whether by merger, consolidation or otherwise) outside of the ordinary course of business;

(iii)           incur, create, assume, guarantee or otherwise become liable for any Indebtedness, other than trade indebtedness or contingent liabilities under surety bonds, in each case, in the ordinary course of business;

(iv)          amend the Company’s or any of its Subsidiaries’ organizational documents (whether by merger, consolidation or otherwise);

(v)           split, combine, reclassify, redeem, repurchase, acquire, issue or deliver or amend the terms of any Capital Stock of the Company or any of its Subsidiaries (whether by merger, consolidation or otherwise), other than the transactions expressly contemplated by this Agreement;

(vi)          enter into any transactions with a Related Party;

(vii)         create or incur any Lien on any capital stock, assets or properties of the Company or any of its Subsidiaries, other than (a) Liens related to capital leases in place as of the date hereof or entered into after the date hereof in the ordinary course of business or (b) immaterial Liens created or incurred in the ordinary course of business;

(viii)        adopt, establish, enter into, amend, terminate or increase the benefits under any of the Company’s or its Subsidiaries’ benefit plans, except for approval and adoption of annual compensation programs in the ordinary course of business;

(ix)          declare, set aside, make or pay any dividend or other distribution (whether in stock, cash, other property or any combination thereof) with respect to any Capital Stock of the Company and its Subsidiaries;

(x)           amend or terminate any Material Contracts of the Company or its Subsidiaries, other than renewals, amendments, change orders and expirations of such Material Contracts in the ordinary course of business;

(xi)          waive, release, assign, settle or compromise any material action, suit, claim, cause of action, investigation, complaint, legal proceeding, administrative enforcement proceeding, arbitration proceeding or other proceeding or adjudicative matter by or before any Governmental Entity (other than actions in the ordinary course of business);

(xii)          settle or compromise any material Tax Contest, consent to any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes, make, change or revoke any material Tax election or materially change any of the Company’s or its Subsidiaries’ accounting principles and methodologies (other than as required by GAAP); or

(xiii)         agree, commit or offer to do any of the foregoing.

Section 5.2            Pre-Closing Exclusivity. From the date hereof until the earliest of (i) the Second Closing, (ii) the Second Closing Abandonment and (iii) the termination of this Agreement in accordance with Article VII (provided, that, with respect to any termination of this Agreement or the Second Closing Abandonment, the primary cause of which is the material breach by the Company of any of its covenants or other agreements contained in this Agreement, the obligations under this Section 5.2 shall extend until 90 days following the earlier of termination of this Agreement or the Second Closing Abandonment), (i) the Company shall not, and shall instruct its Affiliates and Representatives not to, directly or indirectly, initiate, solicit, facilitate, encourage, discuss, negotiate, endorse, engage in, enter into or accept any discussions, negotiations, proposals, inquiries, offers or agreements with any Person (other than the Purchaser and its Representatives pursuant to this Agreement) relating to the acquisition of the Company or its Subsidiaries, or greater than 20% of their businesses (whether by merger, stock sale, asset sale, tender offer, exchange offer or otherwise), or relating to the issuance of equity (other than Common Stock as incentive compensation), (collectively, the matters described in this Section 5.2(i), an “Acquisition Proposal” (ii) the Company shall, and shall instruct its Affiliates and Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any third party (other than the Purchaser and its Representatives relating to this Agreement) conducted by or on behalf of the Company or any of its Subsidiaries on or prior to the date hereof in connection with any other transaction relating to an Acquisition Proposal and (iii) the Company shall promptly inform the Purchaser in the event that the Company or any of its Affiliates or Representatives receives any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal.

Section 5.3            [Reserved].

Section 5.4            Stockholder Approval.

(a)           [Reserved].

(b)           As promptly as practicable after the date hereof, the Company shall take all action necessary under applicable Law to call, give notice of, convene and hold a meeting of the stockholders of the Company for the purpose of obtaining the Stockholder Approval (the “Company Stockholders’ Meeting”). The Company will convene and hold the Company Stockholders’ Meeting no later than the thirtieth (30th) day following the mailing of the Proxy Statement to the Company’s stockholders. The Company shall take reasonable measures to ensure that all proxies solicited in connection with the Company Stockholders’ Meeting are solicited in compliance with all applicable Law. Notwithstanding anything to the contrary contained herein, if on the date of the Company Stockholders’ Meeting, or a date preceding the date on which the Company Stockholders’ Meeting is scheduled, the Company reasonably believes that (i) it will not receive proxies sufficient to obtain the Stockholder Approval, whether or not a quorum would be present or (ii) it will not have sufficient shares of Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders’ Meeting, the Company may postpone or adjourn, or make one or more successive postponements or adjournments of, the Company Stockholders’ Meeting as long as the date of the Company Stockholders’ Meeting is not postponed or adjourned more than an aggregate of thirty (30) calendar days in connection with any postponements or adjournments.

(c)           As promptly as reasonably practicable after the date hereof, the Company shall prepare and file with the SEC a preliminary proxy statement (as amended and supplemented, the “Proxy Statement”), relating to the Company Stockholders’ Meeting. The Company shall include in the Proxy Statement the recommendation of the Board that the stockholders of the Company vote in favor of the adoption and approval of this Agreement and the transactions contemplated herein and in the other Definitive Documents (to the extent applicable). The Company shall use its reasonable best efforts to obtain the Stockholder Approval, including using reasonable best efforts to solicit proxies from the Company’s stockholders. The Company shall cause the Proxy Statement to be distributed to the Company’s stockholders as promptly as practicable after the date the SEC confirms it has no further comments to the Proxy Statement. The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NYSE American. The Company shall not file the Proxy Statement without providing Purchaser a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by the Company). The Company shall resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof and cause the Proxy Statement in definitive form to be cleared by the SEC and mailed (if required by applicable Law) to the Company’s stockholders as promptly as reasonably practicable following filing with the SEC. The Company, prior to responding to SEC comments with respect to the Proxy Statement, will first provide Purchaser and its Representatives a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Purchaser or its Representatives.

(d)          Nothing contained in this Agreement shall prohibit the Company or the Board from (i) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, or (ii) issuing a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act, or (iii) otherwise making any disclosure to the Company stockholders; provided however, that in the case of the foregoing clause (iii) the Board determines in good faith, after consultation with its outside legal counsel, that failure to make such disclosure would be inconsistent with its fiduciary duties under applicable Law.

Section 5.5            Registration Rights Agreement. Simultaneously with the First Closing, the Company shall enter into a Registration Rights Agreement, in substantially the form attached hereto as Exhibit C (the “Registration Rights Agreement”).

Section 5.6            Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the NYSE American such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

Section 5.7            Required Minimum.

(a)           The Company shall maintain a reserve of the Required Minimum from its duly authorized shares of Common Stock for issuance pursuant to this Agreement and in connection with the exercise of the 2020 Warrants, in such amount as may then be required to fulfill its obligations in full under this Agreement and the 2020 Purchase Agreement, without regard to any conversion or exercise limits herein or therein.

(b)           If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to this Agreement and the 2020 Purchase Agreement, then the Board of Directors shall use reasonable best efforts to amend the Certificate of Incorporation to increase the number of authorized but unissued shares of Common Stock to increase the number of authorized but unissued shares of Common Stock to at least 130% of the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents or the 2020 Purchase Agreement), as soon as reasonably practicable and in any event not later than the 30th day after such date, provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to this Agreement or the 2020 Purchase Agreement.

(c)            The Company shall (i) in the time and manner required by the NYSE American, prepare and file with the NYSE American a Supplemental Listing Application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on NYSE American as soon as possible thereafter, (iii) provide to the Purchaser evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on NYSE American. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

Section 5.8            Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Definitive Documents, including, without limitation, its obligation to issue the Securities pursuant to this Agreement, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

Section 5.9            Expense Reimbursement. Upon either or both of the First Closing or the Second Closing, the Company shall promptly, upon written request of the Purchaser, reimburse the Purchaser for all reasonable and documented fees and expenses of the Purchaser and its Affiliates and Representatives (including the fees and expenses of counsel) incurred prior to, on or after the date hereof in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and funding of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary herein, this Section 5.9 shall survive the termination of this Agreement.

Section 5.10          Blue Sky Filings. The Company has taken or shall take, as applicable, such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the First Closing or Second Closing, as applicable, under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

Article VI

CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

Section 6.1            Conditions to the Obligations of the Purchaser at the Second Closing. The obligations of Purchaser to consummate the Second Closing shall be subject to (unless waived in writing by the Purchaser) the satisfaction of the following conditions prior to or at the Second Closing:

(a)           Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

(b)          Governmental Approvals. All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.

(c)           No Legal Impediment to Issuance. No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement.

(d)          Accuracy of the Representations and Warranties. (i) The Fundamental Representations shall be true and correct in all respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (ii) the other representations and warranties of the Company (A) that are qualified by “materiality”, “Material Adverse Effect” or similar qualifier shall be true and correct in all respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (B) that are not qualified by “materiality”, “Material Adverse Effect” or similar qualifier shall be true and correct in all material respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date).

(e)           Compliance with Covenants. The Company shall have performed and complied, in all material respects, with all of its covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Second Closing.

(f)           Delivery of the Closing Certificate. The Company shall have delivered to Purchaser a certificate duly executed by the Chief Executive Officer of the Company certifying that the conditions set forth in clauses (a), (d) and (e) of this Section 6.1 have been fully satisfied.

(g)           Suspension. Since the date hereof, trading in the Common Stock shall not have been suspended.

(h)           Stockholder Approval. The Stockholder Approval shall have been duly received.

(i)            Other Deliverables and Actions. The Company shall have delivered or caused to be delivered and shall have taken each of the actions contemplated by Section 2.3.

Section 6.2            Conditions to the Obligations of the Company at the Second Closing. The obligations of the Company to consummate the Second Closing shall be subject to (unless waived in writing by the Company) the satisfaction of each of the following conditions prior to or at the Second Closing:

(a)           Governmental Approvals. All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.

(b)           No Legal Impediment to Issuance. No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement.

(c)           Accuracy of the Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) except, in each case, as would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.

Article VII

TERMINATION

Section 7.1            Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the First Closing:

(a)           by mutual written consent of the Company and the Purchaser;

(b)           by the Company or the Purchaser, upon written notice to the other Party, if a Governmental Entity of competent jurisdiction has issued an Order or has taken any other action permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and such Order or action has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any Party whose breach of any representation, warranty, covenant or other agreement contained in this Agreement is the primary cause of the failure to avoid such Order or other action; or

(c)           by Purchaser, upon written notice to the Company, if:

(i)            (A) the Company has breached any representation, warranty, covenant or other agreement made by the Company in this Agreement or such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition to the Second Closing to not be able to be satisfied, (B) the Purchaser shall have delivered written notice of such breach or inaccuracy to the Company and (C) such breach or inaccuracy is not cured by the 10th day following the delivery of such notice; or

(ii)            the Company or any of its direct or indirect Subsidiaries (A) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect; (B) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition described in the preceding subsection (A); (C) applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official with respect to the Company or any Affiliate or for a substantial part of the Company’s assets; (D) makes a general assignment or arrangement for the benefit of creditors; or (E) takes any corporate action for the purpose of authorizing any of the foregoing.

Section 7.2            Effect of Termination. Upon termination of this Agreement pursuant to this Article VII, this Agreement shall forthwith become void and there shall be no further obligations or liabilities on the part of the Parties; provided, that, Section 2.2(b)(iii), Section 2.3(b)(ii), Section 5.9, Section 8.1, Section 8.3 through Section 8.9, Section 8.11 and Section 8.13 shall survive the termination of this Agreement; provided further that nothing set forth in this Agreement shall relieve any Party from liability for any breach of this Agreement occurring prior to such termination.

Section 7.3             [Reserved].

Section 7.4            Second Closing Abandonment. In the event that the Second Closing shall not have been consummated on or prior to 5:00 pm New York Time on May 15, 2021 or such later date, if any, as the Company and the Purchaser may mutually agree (the “Abandonment Date”), either the Purchaser or the Company shall be entitled to deliver written notice (a “Second Closing Abandonment Notice”) to the other specifying that the noticing party has elected not to proceed with the consummation of the Second Closing; provided, however, that the right to deliver a Second Closing Abandonment Notice pursuant to this Section 7.4 shall not be available to any Party whose breach of any representation, warranty, covenant or other agreement contained in this Agreement is the primary cause of the failure of the Second Closing to occur on or prior to the Abandonment Date. Upon delivery of a Second Closing Abandonment Notice, the obligation of each party to consummate the Second Closing shall terminate and no party shall thereafter be required to take any action contemplated herein necessary to cause the Second Closing to occur (the “Second Closing Abandonment”). For the avoidance of doubt, (i) the occurrence of the Second Closing Abandonment shall not limit any liability for a breach of this Agreement occurring prior to the Second Closing Abandonment and (ii) following the Second Closing Abandonment, all other terms, conditions and indemnities set forth herein shall continue in full effect in accordance with their terms.

Article VIII

GENERAL PROVISIONS

Section 8.1         Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic mail (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):

(a)         If to the Company:

Armata Pharmaceuticals, Inc.

4503 Glencoe Avenue

Marina del Rey, CA

Attn:      Chief Executive Officer

Email:     info@armatapharma.com

with a copy (which shall not constitute notice) to:

Thompson Hine LLP

335 Madison Avenue

12th Floor

New York, New York 10017-4611

Attn:  Faith L. Charles

Email: faith.charles@thompsonhine.com

(b)        If to the Purchaser:

c/o Innoviva

1350 Old Bayshore Highway

Suite 400

Burlingame, CA 94010

Attention: Chief Executive Officer

Email: pavel.raifeld@inva.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Jared Fertman

Email: jfertman@willkie.com

Section 8.2         Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred (in whole or in part) by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party; provided that Purchaser shall be entitled to assign this Agreement in whole or in part to any of its Subsidiaries or Affiliates. Any purported assignment or transfer in violation of this Section 8.2 shall be null and void ab initio. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the Parties.

Section 8.3         Prior Negotiations; Entire Agreement. This Agreement (including the agreements attached as Schedules and Exhibits to and the documents and instruments referred to in this Agreement, including the Definitive Documents) constitute the entire agreement of the Parties and supersede all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement.

Section 8.4         Governing Law; Venue: Forum. THIS AGREEMENT (AND ANY CLAIMS OR CAUSE OF ACTION ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR STATUTE) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each of the Parties irrevocably and unconditionally agrees that, subject to the immediately following sentence of this Section 8.4, any legal action, suit or proceeding against it with respect to any matter arising under, out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware), and by execution and delivery of this Agreement, each of the Parties: (a) irrevocably submits itself to the nonexclusive jurisdiction of such court, (b) waives any objection to laying venue in any such action, suit or proceeding and (c) waives any objection that such court is an inconvenient forum or does not have jurisdiction over such Party.

Section 8.5         Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR STATUTE).

Section 8.6         Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.

Section 8.7          Waivers and Amendments; Rights Cumulative; Consent; Severability.

(a)         This Agreement may be amended, restated, modified or changed only by a written instrument signed by the Company and the Purchaser.

(b)         Unless otherwise expressly set forth herein, the terms and conditions of this Agreement may be waived (i) by the Company only by a written instrument executed by the Company and (ii) by the Purchaser only by a written instrument executed by the Purchaser. No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.

(c)          In the event that any provision hereof would be invalid or unenforceable in any respect under applicable Law, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable Law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

Section 8.8          Headings; Interpretation. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement. Each Party participated in the drafting of this Agreement and this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Section 8.9          Specific Performance. It is understood and agreed by the Parties that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.

Section 8.10        Publicity. The Parties shall jointly issue a press release disclosing the material terms of the transactions contemplated by this Agreement and the other Definitive Documents in form and substance reasonably satisfactory to each Party by 9:30 a.m. New York time on the Business Day immediately following the date hereof. The Company shall file a Current Report on Form 8-K with the SEC within the time required by the Exchange Act in form and substance reasonably satisfactory to Purchaser. The Company shall consult with the Purchaser in issuing any other press releases with respect to the transactions contemplated hereby, and the Company shall not issue any such press release or otherwise make any such public statement without the prior consent of the Purchaser, except if such disclosure is required by Law, in which case the Company shall promptly provide Purchaser with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Purchaser, or include the name of Purchaser in any filing with the SEC or any Governmental Entity, without the prior written consent of Purchaser, except to the extent such disclosure is required by Law or NYSE American regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure.

Section 8.11        No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates, Related Parties or Representatives or any of such Party’s Affiliates’ or Related Parties’ Affiliates or Representatives in each case other than the Parties to this Agreement and each of their respective successors and permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties or Representatives, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, that nothing in this Section 8.11 shall relieve or otherwise limit the liability of any Party hereto or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments. For the avoidance of doubt, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the Parties or their respective successors and permitted assigns, as applicable.

Section 8.12        Further Assurances. From and after the Second Closing Date, upon the reasonable request of any Party hereto, any other Party hereto shall execute, acknowledge, file and/or deliver all such additional instruments, agreements and other documents, and shall do (or cause to be done) all such additional acts and things, that are necessary, proper, advisable or desirable to carry out, consummate and make effective any of the transactions contemplated by this Agreement.

Section 8.13        Survival. All covenants and other agreements contained in this Agreement which by their terms are to be performed following the Second Closing shall survive the Second Closing until fully performed. The representations and warranties made in this Agreement shall survive as follows: (a) the representations and warranties set forth in Section 3.1 (Organization and Qualification), Section 3.2 (Authorization; Enforcement Validity), Section 3.3 (Issuance of Securities), Section 3.13 (Transactions with Affiliates), Section 3.14 (Capitalization) and Section 3.36 (Disclosure) (collectively, the “Fundamental Representations”) shall survive indefinitely, (b) the representations and warranties in Section 3.19, (Employee Relations), Section 3.23 (Tax Status) and Section 3.29 (ERISA Compliance) shall survive until the expiration of the statute of limitations plus sixty (60) days and (c) all other representations and warranties shall survive until the twelve (12)-month anniversary of the Second Closing.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the date first above written.

Armata Pharmaceuticals, Inc.

By:	/s/ Todd R. Patrick
Name: Todd R. Patrick
Title: CEO

[Signature Page to Securities Purchase Agreement]

INNOVIVA STRATEGIC OPPORTUNITIES LLC

By:	Innoviva, Inc. (its manager)

By:	Pavel Raifeld
Name: Pavel Raifeld
Title: CEO

[Signature Page to Securities Purchase Agreement]

Exhibit A

Voting Agreement

(See attached.)

Exhibit B

Warrant Certificate

(See attached.)

Exhibit C

Registration Rights Agreement

(See attached.)

ANNEX B

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made and entered into as of January 26, 2021 (the “Effective Date”), by and between Armata Pharmaceuticals Inc., a Washington corporation (the “Company”), Innoviva, Inc., a Delaware corporation (“Innoviva”) and Innoviva Strategic Opportunities LLC (a Delaware limited liability company and wholly-owned subsidiary of Innoviva, “Strategic Opportunities” and together with Innoviva, the “Stockholders”).

WITNESSETH:

WHEREAS, the Company and Innoviva are parties to that certain Securities Purchase Agreement, dated January 27, 2020 (the “Purchase Agreement”), pursuant to which, among other things, Innoviva acquired 8,710,800 shares of common stock (“Common Stock”) of the Company (the “Purchased Shares”) and warrants to acquire additional 8,710,800 shares of Common Stock (the “Purchased Warrants”);

WHEREAS, in connection with, and as a part of the transactions contemplated by, the Purchase Agreement, the Company and Innoviva entered into that certain Investor Rights Agreement, dated February 12, 2020 (the “IRA”), pursuant to which, among other things, Innoviva has certain rights with respect to the board of directors of the Company (the “Board”), including the right to designate up to two (2) directors to the Board, subject to the terms and conditions set forth in the IRA;

WHEREAS, the Company and Stockholders intend to enter into a Securities Purchase Agreement, dated as of the date hereof, pursuant to which , among other things, Strategic Opportunities will acquire additional shares of Common Stock (such shares, the “Newly Purchased Shares”) and additional warrants to purchase additional shares of Common Stock (such warrants, the “Newly Purchased Warrants”), in each case, subject to the terms and conditions set forth in such agreement;

WHEREAS, Innoviva may, in the future, transfer all or some of the Purchased Shares and/or Purchased Warrants to Strategic Opportunities; and

WHEREAS, the parties hereto desire to enter into this Agreement to set forth certain rights and obligations of Stockholders with respect to the Common Shares (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below intending to be legally bound, the parties hereto agree as follows:

1.            Certain Definitions. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“Applicable Law” means with respect to any Person, any supranational, national, federal, state, provincial, local or other law, constitution, treaty, convention, statute, ordinance, code, rule, regulation or common law or other similar requirement enacted, adopted, promulgated or applied by any Governmental Authority, in each such case that is binding on or applicable to such Person, or its subsidiaries or its or their respective properties, assets or businesses.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Common Shares” means all shares of Common Stock beneficially owned by Stockholders as of the date hereof (including the Purchased Shares and the Newly Purchased Shares) and as may be voluntarily acquired by Stockholders from time to time during the period from the Effective Date through the Expiration Date (including by the exercise of the Purchased Warrants and the Newly Purchased Warrants).

“Expiration Date” means the earlier to occur of: (i) the second (2nd) anniversary of the Effective Date, and (ii) approval by the U.S. Food and Drug Administration of any of the product candidates of the Company for marketing and commercial distribution.

“Governmental Authority” means any supranational, national, federal, state, provincial, local or other government, department, authority, court, tribunal, commission, regulatory body or self-regulatory body (including any securities exchange), or any political or other subdivision, department, agency or branch of any of the foregoing.

“Order” means, with respect to any Person, any order, injunction, judgment, decision, determination, award, writ, ruling, stipulation, assessment or decree or other similar requirement of, or entered, enacted, adopted, promulgated or applied by, with or under the supervision of, a Governmental Authority or arbitrator, in each such case, that is binding upon or applicable to such Person or its subsidiaries or its or their respective properties, assets or businesses.

“Person” means any individual, general or limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated organization, joint venture, firm, association or other entity or organization (whether or not a legal entity), including any Governmental Authority.

“Purchased Securities” means the Purchased Shares, the Newly Purchased Shares, the Purchased Warrants and the Newly Purchased Warrants.

“Proceeding” means any suit (whether civil, criminal, administrative, judicial or investigative), claim, action, litigation, arbitration, mediation, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, criminal prosecution, in each case commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any mediator, arbitrator or arbitration panel.

2.            Share Voting Cap.

(a)            Following the Effective Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company in each case that are expressly for the purpose of electing directors to the Board or removing directors from the Board (collectively, “Board Matters”), the Stockholders (in their capacity as stockholders of the Company) shall not vote or take action by written consent any Common Shares held by Stockholders collectively that exceed 49.5% of the total number of shares of Common Stock issued and outstanding as of the record date for voting on the matters presented at such meeting or taking action by written consent (the “Share Voting Cap”).

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(b)            Following the Effective Date, Common Shares held or otherwise beneficially owned by Stockholders in excess of the Share Voting Cap (“Excess Shares”) shall be voted at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, in each case solely with respect to Board Matters, only if the Board authorizes Stockholders to vote such Excess Shares and such authorization is confirmed in writing by the Company. If such authorization is given, and such confirmation is provided, the Stockholders shall be entitled to vote such Excess Shares in their sole discretion.

(c)            For the avoidance of doubt, nothing herein shall limit the Stockholders’ right to vote any Common Shares (including Excess Shares) in any manner that Stockholders may determine in their sole discretion with respect to any matters submitted to the vote (or written consent) of stockholders of the Company that are not Board Matters.

(d)            Stockholders shall not enter into any agreement, arrangement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.

(e)            In the event of any issuance of shares of the Company’s voting securities hereafter to a Stockholder or a Stockholder’s subsidiaries (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), in relation to such Stockholder’s Common Shares, such additional shares shall automatically become subject to this Agreement and such Stockholder shall cause such subsidiary transferee to become a party to this Agreement by executing a joinder hereto.

3.            Representations and Warranties of Stockholder. Stockholders hereby represent and warrant to the Company as follows:

(a)            Ownership. Stockholders (i) are the beneficial owner of the Purchased Securities and will be the beneficial owner of any other Common Shares they may acquire; (ii) do not own as of the date hereof, of record or beneficially, any shares of capital stock of the Company (or rights to acquire any such shares) other than the Purchased Securities; and (iii) have the sole right to vote, dispose of and exercise and holds sole power to issue instructions with respect to the matters set forth in Section 2 hereof and sole power to agree to all of the matters set forth in this Agreement with respect to all of its Common Shares, subject to the terms of this Agreement.

(b)            Power; Binding Agreement. Stockholders have legal capacity and all requisite power and authority to execute and deliver this Agreement and to perform their obligations hereunder. This Agreement has been duly and validly executed and delivered by Stockholders, and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of Stockholders, enforceable against Stockholders in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Applicable Laws affecting or relating to creditors’ rights generally and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

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(c)            No Conflicts. The execution and delivery by Stockholders of this Agreement and the performance by Stockholders of its obligations hereunder will not: (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or conflict with any agreement to which either Stockholder is a party or by which the Purchased Shares are bound, or (ii) violate, or require any consent, approval, or notice under, any provision of any judgment, Order or decree or any Applicable Law that is applicable to either Stockholder or any of the Purchased Shares (other than filings required pursuant to securities laws), except, in the case of (i) or (ii) above, as would not reasonably be expected, either individually or in the aggregate, to impair the ability of Stockholders to perform their obligations hereunder on a timely basis.

4.            Representations and Warranties of the Company. The Company hereby represents and warrants to Stockholders as follows:

(a)            Power; Binding Agreement. The Company has the legal capacity and all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of Stockholders, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Applicable Laws affecting or relating to creditors’ rights generally and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)            No Conflicts. The execution, delivery, and performance of this Agreement by the Company will not (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or conflict with (A) any provisions of the certificate of incorporation or bylaws of the Company, (B) any contract to which the Company is a party or by which the Company’s assets or securities may be bound, or (ii) violate, or require any consent, approval, or notice under, any provision of any Order or any Applicable Law that is applicable to the Company or its assets or securities, except, in the case of (i) or (ii) above, as would not reasonably be expected, either individually or in the aggregate, to impair the ability of the Company to perform its obligations hereunder on a timely basis.

5.            Further Assurances. Subject to the terms and conditions of this Agreement, each party hereto shall execute and deliver any additional documents and instruments and take, or cause to be taken, all actions, and do, or cause to be done, all things as may reasonably be deemed by the other party to be necessary or desirable to fulfill the intended purpose of this Agreement.

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6.            Effectiveness and Termination.

(a)            Effectiveness. This Agreement shall become effective on the Effective Date.

(b)            Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate and shall have no further force or effect as of the Expiration Date.

(c)            Survival. Notwithstanding the foregoing, nothing set forth in this Section 6 or elsewhere in this Agreement shall relieve any party hereto from liability, or otherwise limit the liability of any party hereto, for any material breach of this Agreement prior to such termination. This Section 6 and Sections 1 and 7 (as applicable) shall survive any termination of this Agreement.

7.            Miscellaneous.

(a)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that substance of this Agreement be consummated as originally contemplated to the fullest extent possible.

(b)            Binding Effect and Assignment. Neither this Agreement nor any of the rights, interests or obligations of Stockholders hereunder may be assigned by Stockholders (whether by operation of law or otherwise) without prior written consent of the Company. Notwithstanding the foregoing, either Stockholder may assign this Agreement and its rights, interests or obligations hereunder to an affiliate of such Stockholder without the consent of the Company. This Agreement and all of the provisions hereof shall be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and permitted assigns and the provisions of this Agreement are not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(c)            Amendments. This Agreement may be amended by the parties hereto only by an instrument in writing signed on behalf of each of the parties hereto.

(d)            Specific Performance; Injunctive Relief. The parties hereto acknowledge that they will be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the non-breaching party at law, the non-breaching party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it in equity, without the requirement of posting a bond or other security.

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(e)            Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person, (ii) on the Business Day after dispatch by registered or certified mail (return receipt requested), (iii) on the next Business Day if transmitted by an express courier (with confirmation), or (iv) on the date delivered if sent by email (provided confirmation of email receipt is obtained), in each case as follows:

If to the Company, to:

Armata Pharmaceuticals, Inc.

4503 Glencoe Avenue

Marina del Rey, CA

Attention: Chief Executive Officer

Email: info@armatapharma.com

with a copy (which shall not constitute notice) to:

Thompson Hine LLP

335 Madison Avenue

12th Floor

New York, New York 10017-4611

Attention: Faith L. Charles

Email: faith.charles@thompsonhine.com

If to Stockholder, to:

c/o Innoviva, Inc.

1350 Old Bayshore Highway Suite 400

Burlingame, CA 94010

Attention: Chief Executive Officer

Email: pavel.raifeld@inva.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Jared Fertman

Email: jfertman@willkie.com

(f)             No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with its obligation under this Agreement, and any custom or practice of the parties at variance with the terms of this Agreement, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

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(g)            Governing Law. This Agreement and any Proceedings arising out of or related hereto or to the inducement of any party hereto to enter into this Agreement (whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed in accordance with the laws of the State of Delaware, including all matters of construction, validity, and performance, without regard to the conflicts of law rules of such State that would refer a matter to the laws of another jurisdiction.

(h)            Consent to Jurisdiction. The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the Chancery Court of the State of Delaware located in Wilmington, Delaware and any state appellate court therefrom located in Wilmington, Delaware, or, if no such state court has proper jurisdiction, the Federal District Court for the District of Delaware located in Wilmington, Delaware, and any appellate court therefrom. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of such court in respect of any legal or equitable Proceeding arising out of or relating to this Agreement, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement may not be enforced in or by such courts. Each Party agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement shall be properly served or delivered if delivered in the manner contemplated by Section 7(e) or in any other manner permitted by Applicable Law.

(i)             Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT CONTEMPLATED HEREBY.

(j)             Rules of Construction. Each of the parties hereto acknowledge that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(k)            Entire Agreement. This Agreement (together with any other documents and instruments referred to herein) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their affiliates, or any of them, with respect to the subject matter hereof.

(l)             Interpretation.

 (i)            Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”

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 (ii)           The article and section headings contained in this Agreement are for reference purposes only and shall not in any way affect or be deemed to affect the meaning or interpretation of this Agreement.

 (iii)          Words describing the singular number shall be deemed to include the plural and vice versa, and words denoting any gender shall be deemed to include all genders.

(m)           Expenses. Except as expressly provided for herein, all fees, costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such fees, costs and expenses.

(n)            Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against the Persons that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party.

(o)            Counterparts; Facsimile Transmission of Signatures. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed on the date first above written.

COMPANY:

Armata Pharmaceuticals Inc.

By:
Name:
Title:

STOCKHOLDERS:

INNOVIVA, INC.

By:
Name: Pavel Raifeld
Title: Chief Executive Officer

INNOVIVA STRATEGIC OPPORTUNITIES LLC

BY: Innoviva, Inc. (its managing member)

By:
Name: Pavel Raifeld
Title: Chief Executive Officer

ANNEX C

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This AMENDED AND INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 26, 2021 by and between Armata Pharmaceuticals Inc., a Washington corporation (the “Company”), Innoviva, Inc., a Delaware corporation (“Innoviva”), and Innoviva Strategic Opportunities LLC, a Delaware limited liability company and a wholly-owned subsidiary of Innoviva (“Innoviva Sub” and, together with Innoviva, the “Purchasers”), in connection with (i) that certain Securities Purchase Agreement, dated as of January 27, 2020, by and between the Company and Innoviva (“2020 Purchase Agreement”), and (ii) that certain Securities Purchase Agreement, dated as of January 26, 2021, by and between the Company and Innoviva Sub (the “2021 Purchase Agreement”). This Agreement shall amend and restate in its entirety that certain Investor Rights Agreement dates as of February 12, 2020 (the “Original Agreement”), provided that nothing herein shall relieve any person of any liability with respect to any breach of the Original Agreement occurring prior to the date of this Agreement. Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreements unless otherwise defined herein).

The parties hereby agree as follows:

1.	Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Applicable Percentage” means, with respect to any person on any date of determination, the quotient, expressed as a percentage, determined by dividing (i) the number of Company Common Stock owned (directly or indirectly) by such person determined on a Fully Diluted Basis by (ii) the total number of Company Common Stock that are issued and outstanding determined on a Fully Diluted Basis.

“Board” means the board of directors of the Company.

“Company Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.

“Exchange Shares” means Company Common Stock issued or issuable upon the exchange of the Warrants pursuant to the terms thereof.

“Exempted Securities” means

(i)            Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued upon exercise of the Warrants;

(ii)           Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued by reason of a dividend, stock split, split-up or other distribution of Company Common Stock;

(iii)          Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued to employees or directors of, or consultants or advisors to the Company or any of its Subsidiaries pursuant to a plan, agreement or arrangement;

(iv)          Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction ; or

(v)           Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued in connection with sponsored research, collaboration, technology license, development, manufacturing, supply, distribution, marketing or other similar commercial agreements or strategic partnerships.

“Fully Diluted Basis” means the number of shares of Company Common Stock outstanding or held (as the case may be), assuming the conversion, exchange or exercise of all securities or other instruments or rights that are convertible into or exercisable or exchangeable for Company Common Stock that are outstanding. For purposes of this definition, all Warrants shall be deemed converted on the date of determination in exchange for cash.

“Governmental Entity” means any federal, state, local, foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“New Securities” means, collectively, equity securities of the Company (including Company Common Stock), whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities. For the avoidance of doubt, New Securities shall not include any Exempted Securities.

“Purchase Agreements” means, collectively, the 2020 Purchase Agreement and the 2021 Purchase Agreement.

“Purchased Shares” means the Company Common Stock acquired by the Purchasers pursuant to the Purchase Agreements.

2.	Reserved.

3.	Participation Rights.

(a)           Subject to the terms and conditions of this Section 3 and applicable securities or blue sky laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to the Purchasers in accordance with the terms hereof.

(b)          The Company shall give notice (the “Offer Notice”) to the Purchasers, stating (i) its bona fide intention to offer or sell such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(c)           By written notification to the Company within thirty (30) days after the Offer Notice is delivered to the Purchaser, the Purchasers may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the Purchaser’s Applicable Percentage. The failure of the Purchasers to deliver such written notice within such time period shall be deemed an election by the Purchasers not to exercise its purchase rights with respect to such Offer Notice. To the extent that the Company offers two (2) or more New Securities or other securities in units, the Purchasers must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

(d)          The Company shall sell all applicable New Securities to the Purchasers or either of them if either Purchaser has elected to purchase such New Securities on a date to be mutually determined by the Company and the Purchasers (or either Purchaser), which date shall be not later than end of the ten (10) day period commencing at the expiration of the initial thirty (30) day election period; provided, however, that such ten (10) day period shall be extended automatically if any approvals or consents of any Governmental Entities are required to consummate the transaction and such approvals or consents are not received within such ten (10) day period for up to an additional one hundred twenty (120) days as long as such approvals or consents remain outstanding and the parties are continuing to exercise commercially reasonable efforts to obtain them.

(e)          Upon the expiration of the offering period described in Section 3(d), the Company will be free to sell, during the one hundred twenty (120) day period commencing at the expiration of, as applicable, the initial thirty (30) day election period following delivery of an Offer Notice (as may be extended in accordance with Section 3(d)), any New Securities that the Purchasers have not elected to purchase, at a sale price not less than, and on other terms no less favorable to the Company than, those offered to the Purchasers as set forth in the Offer Notice, provided, that such one hundred twenty (120) day period shall be extended automatically if any approvals or consents of any Governmental Entities are required to consummate the transaction and such approvals or consents are not received within such one hundred twenty (120) day period for up to an additional one hundred twenty (120) days as long as such approvals or consents remain outstanding and the parties are continuing to exercise commercially reasonable efforts to obtain them. Any New Securities offered or sold by the Company after such one hundred twenty (120) day period (as such period may be extended in accordance with the immediately preceding sentence) must be reoffered to the Purchasers pursuant to this Section 3.

(f)           The election by the Purchasers not to exercise its subscription rights under this Section 3 in any one instance shall not affect its right (other than in respect of a reduction in its Applicable Percentage) as to any subsequent proposed issuance of New Securities under this Section 3. The provisions of this Section 3 shall apply equally to any issuance or sale by the Company or any of its Subsidiaries of equity securities that would be deemed New Securities if issued by the Company which, for the avoidance of doubt, shall not include any issuance of New Securities by a wholly-owned Subsidiary to the Company or to another wholly-owned Subsidiary of the Company. Subject to the terms of this Section 3, any sale of New Securities by the Company or any other entity covered by the preceding sentence without first giving the Purchasers the rights described in this Section 3 shall be null and void and of no force and effect.

(g)          Notwithstanding the terms set forth in this Section 3, if the Board determines in good faith that the Company must issue New Securities on an expedited basis without prior compliance with the terms of this Section 3 in order to avoid material harm to the Company (an “Expedited Issuance”), then, subject to compliance with the terms of the immediately following sentence, the Company may effect and consummate such Expedited Issuance without complying with the terms set forth in this Section 3 and shall not be deemed to be in breach of this Section 3 as a result thereof. As promptly as practicable following the consummation of such Expedited Issuance, the Company and the Purchasers shall comply with the terms of this Section 3 in respect of the New Securities issued in such Expedited Issuance such that the Purchasers have the opportunity to participate in such Expedited Issuance of New Securities and be put in the same place (including in respect of the percentage ownership of the equity securities of the Company) they would have been had such Expedited Issuance been effected in accordance with the terms of this Section 3.

(h)          (i) The provisions of this Section 3 (i) shall not apply to the issuance of Exempted Securities and (ii) shall terminate and be of no further force or effect as of such time that the Purchaser, together with its Affiliates, have an Applicable Percentage of less than 10%.

4.	Board Matters.

(a)          For so long as the Purchasers, together with their respective Affiliates and permitted assignees (collectively, the “Investors”) have an Applicable Percentage of at least 8%, the Company shall cause the Board to consist of not more than eight (8) members without the prior written consent of the Investors (which shall not be unreasonably withheld).

(b)          For so long as the Investors have an Applicable Percentage of at least 12.5%, the Investors shall have the right to designate two (2) directors to the Board, and for so long as the Investors, collectively, and together with their Affiliates, continue to have an Applicable Percentage of at least 8% but less than 12.5%, the Investors shall have the right to designate one (1) director to the Board, in each case, in accordance with the terms of this Section 4. Any directors designated by the Investors in accordance with this Section 4 shall be referred to as “Investor Designees”. As of the date of this Agreement, Dr. Odysseas Kostas MD and Sarah Schlesinger MD are the Investor Designees. The right to designate one (1) or more Investor Designees shall terminate and be of no further force or effect as of such time that the Investors have an Applicable Percentage of less than an applicable threshold percentage referenced in the first sentence of this Section 4(b). At any point in which the Investors are entitled to designate an Investor Designee, the Investors may provide written notice (a “Designation Notice”) to the Company naming the applicable Investor Designee(s) and demanding that the applicable Investor Designee(s) be appointed to the Board. Promptly, and in any event within five (5) Business Days, following receipt of the Designation Notice, the Company shall (i) cause a number of existing members of the Board equal to the number of Investor Designees so designated to resign from the Board and (ii) cause the Investor Designees to be appointed to the Board. Following the delivery of a Designation Notice and prior to the appointment of the Investor Designees to the Board, the Company shall not (and shall cause its Subsidiaries not to) take or approve any action outside of the ordinary course of business including (without limitation) in respect of:

(i)            strategic transactions, joint ventures and collaborations;

(ii)	sale or acquisition of assets or shares of the Company or any of its Subsidiaries, whether by merger, consolidation or otherwise;

(iii)	issuance of equity or debt securities;

(iv)	incurrence or prepayment of indebtedness;

(v)	declaration or payment of any dividend or distribution;

(vi)	amendment of any provision of this Agreement or any other governing documents of the Company or any of its Subsidiaries in a manner that would be inconsistent with the provisions of this Agreement;

(vii)	any change to the Company’s or any Subsidiary’s legal form, domicile or tax structure, or make any material change to the Company’s accounting or tax policies or practices; or

(viii)	amend or alter the compensation of any of the Company’s or Subsidiary’s executives.

(c)          With respect to any vote of the Board, each director shall have one (1) vote and approval of all matters shall require the affirmative vote of a majority of directors.

(d)          Subject to the terms of this Section 4, from and after the date hereof, the Company shall take all action within its power to cause the covenants set forth in Section 4(a) and Section 4(b) to be fulfilled in all respects including: (i) causing the Investor Designees to be named in any proxy statement of the Company with respect to the election of members of the Board, (ii) soliciting the votes of shareholders in respect of the Investor Designees in the same manner and with the same level of effort as with the solicitation in respect of other members of the Board, (iii) seeking to amend any organizational documents of the Company necessary to give effect to the Investors’ rights hereunder as may reasonably be requested by the Investors and (iv) take all actions permitted by applicable law to cause the Investor Designees to be members of the Board (including the appointment of the Investor Designees to the Board).

(e)          Subject to clause (f) immediately below, in the event that an Investor Designee ceases to serve on the Board for any reason (including the death, disability or resignation of such person), the Investors shall be entitled to appoint a new Investor Designee in the place of such person, and the terms of this Section 4 shall apply equally to such replacement.

(f)           In the event that the Applicable Percentage of the Investors falls below a threshold set forth in Section 4(b) such that the Investors shall lose the right to designate one or more Investor Designees, if one or more Investor Designee has been designated, the Investors shall identify, if applicable, which of the Investor Designees shall no longer be an Investor Designee (such person, a “Departing Designee”), and which Investor Designee(s) (if any) will remain as such; for the avoidance of doubt, the terms of this Section 4 shall continue to apply to any Investor Designee who is not a Departing Designee. In the event of a Departing Designee, the Investors shall cause the removal or resignation of such Departing Designee prior to the next annual meeting of the Company shareholders, and the provisions of Section 4(b) and (c) shall not apply to such Departing Designee, and in connection therewith, the Company shall not be required to name such Departing Designee on its proxy statement or solicit votes in favor of such Departing Designee.

(g)          For so long as the Investor holds the Applicable percentages set forth above, in the event that any member of the Board serves on the board of directors or similar governing body of any Subsidiary of the Company (a “Subsidiary Board”) or in the event that any shareholder of the Company has appointed or designated a person to serve on a Subsidiary Board, the Investors shall be entitled to designate a number of Investor Designees to the Subsidiary Board equal to the greater of (x) one Investor Designee or (y) such other number of Investor Designees such that the proportionate representation of Investor Designees on such Subsidiary Board approximates, as closely as possible, the proportionate representation of Investor Designees on the Board. Subject to applicable law and listing requirements, the Investor Designees shall be entitled to be a member of any committee of the Board (including an executive or similar committee).

(h)          Any person designated by the Investor as an Investor Designee must possess the requisite financial and business experience to serve as a director of the Company (it being understood that the directors and each of the executives and investment professionals employed by the Investor or its Affiliates shall be deemed to possess such experience). If the Board and all applicable committees of the Board reasonably determine that an Investor Designee satisfies the criteria in the foregoing sentence, the Board shall nominate and appoint such Investor Designee to the Board.

(i)           For purposes of this Section 4, whenever the action of the Investors is required, such action shall be effected by vote of Investors holding a majority of the Common Stock held by all Investors.

5.	Information and Confidentiality.

(a)          The Company shall provide to Purchasers all information and documentation reasonably requested by Purchasers, within the periods reasonably requested by Purchasers, as is necessary for the Purchasers to complete and file all public filings required to be made by Purchasers under applicable Law and the rules and regulations of the Securities Exchange Commission.

(b)          The Purchasers agrees that they will keep confidential and will not disclose or divulge any confidential information obtained from the Company pursuant to the terms of this Agreement, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 5 by either Purchaser), (b) is or has been independently developed or conceived by either Purchaser without use of the Company’s confidential information, or (c) is or has been made known or disclosed to either Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that the Purchasers may disclose confidential information (i) to their attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with matters related to the Company; (ii) to any prospective purchaser of any Registrable Securities from either Purchaser, if such prospective purchaser agrees to be bound by the provisions of this Section 5; (iii) to any of their respective Affiliates or their or such Affiliates’ general or limited partners, members, stockholders, employees, officers or directors, in the ordinary course of business, provided that the applicable Purchasers informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, regulation, rule, court order, arbitration order or subpoena, provided that the applicable Purchaser promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The Purchasers acknowledge and agree that the securities laws of the United States and other jurisdictions contain prohibitions on the trading in the securities of the Company while in possession of material nonpublic information regarding the Company, and agree to comply with such restrictions.

6.	Miscellaneous.

(a)          Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Purchasers. The failure or delay in enforcing compliance at any time with respect to any of the provisions, terms or conditions of this Agreement shall not be considered a waiver of such provision, term or condition itself or of any of the other provisions, terms or conditions hereof.

(b)          Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreements.

(c)          Assignments and Transfers by the Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Purchasers may transfer or assign, in whole or from time to time in part, to one or more persons their rights hereunder in connection with the transfer of Company Common Stock or Warrants by the Purchasers to such person, provided that the Purchasers comply with all laws applicable thereto and the provisions of the applicable Purchase Agreement and the Warrant and provide written notice of assignment to the Company prior to such assignment or transfer being effected, and such transferee agrees in writing and as a condition to the receipt of the Company Common Stock or Warrants to be bound by all of the provisions contained herein.

(d)          Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Purchasers; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Company Common Stock are converted into the equity securities of another person, from and after the effective time of such transaction, such person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, and the term “Company” shall be deemed to refer to such person and the term “Company Common Stock” shall be deemed to include the securities received by the Purchasers in connection with such transaction unless such securities are otherwise freely tradable by the Purchasers after giving effect to such transaction.

(e)          Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)           Counterparts. This Agreement may be executed in several counterparts, and by each party on separate counterparts, each of which and any photocopies or other electronic transmission (including by PDF) thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

(g)          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)          Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)           Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)           Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)          Specific Performance. Without limiting remedies that may be available at law or in equity, the parties acknowledge that any failure by any party to comply with their respective obligations under this Agreement would result in material irreparable injury to the other party for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the non-breaching party may specifically enforce the breaching party’s obligations under this Agreement without the need to show actual damages and without the need to post a bond or other security.

(l)           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of such courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or other proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or other proceeding by mailing a copy thereof via registered or certified United States mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

ARMATA PHARMACEUTICALS INC.

By:
Name:
Title:

PURCHASERS:

INNOVIVA, INC.

By:
Name:
Title:

INNOVIVA STRATEGIC OPPORTUNITIES LLC

By:
Name:
Title:

ANNEX D

ARMATA PHARMACEUTICALS, INC.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 26, 2021, by and between Armata Pharmaceuticals, Inc., a Washington corporation (the “Company”), and Innoviva Strategic Opportunities LLC (the “Holder”). The Company and the Holder are referred to each as a “Party” and collectively herein as the “Parties.”

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:

1.            Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made; provided, that for purposes of this Agreement, the Holder shall not be deemed an Affiliate of the Company or any of its Subsidiaries. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Approved Transferee” means any Affiliate of the Holder who acquires Registrable Securities from the Holder.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to remain closed for the entirety of such day in New York, New York.

“Close of Business” means 5:00 p.m. Eastern Time.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company” has the meaning set forth in the preamble.

“Company Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.

“Company Indemnified Persons” has the meaning set forth in Section 5(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1 Shelf” has the meaning set forth in Section 2(a).

“Form S-3 Shelf” has the meaning set forth in Section 2(a).

“Holder” has the meaning set forth in the preamble.

“Holder Indemnified Persons” has the meaning set forth in Section 5(b).

“Indemnified Persons” has the meaning set forth in Section 5(b).

“Losses” has the meaning set forth in Section 5(a).

“Parties” has the meaning set forth in the preamble.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A), all amendments and supplements to the Prospectus, including post-effective amendments, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (a) any Company Common Stock or warrants issued to the Holder pursuant to the Securities Purchase Agreement, (b) any Company Common Stock issuable to the Holder upon exercise of warrants issued to the Holder pursuant to the Securities Purchase Agreement, (c) any securities issued or issuable with respect to, on account of or in exchange for Company Common Stock described in clauses (a) and (b), whether by stock split, stock dividend, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise and (d) any options, warrants or other rights to acquire, and any securities received as a dividend or distribution in respect of, any of the securities described in clauses (a), (b) and (c) above, in each case that are held by the Holder and its Affiliates or any transferee or assignee of the Holder or its Affiliates, all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement. As to any particular Registrable Securities, such securities shall not be Registrable Securities when (i) a Registration Statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144, (iii) such securities cease to be outstanding, or (iv) such securities have become eligible for sale by the Holder pursuant to Rule 144 without any restriction on the volume or manner of such sale and all restrictive legends and stop transfer instructions have been removed with respect to all book entries representing the applicable Registrable Securities.

“Registration Expenses” means all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company and one counsel for the Holder, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration .

“Registration Statement” means a registration statement of the Company filed with or to be filed with the Commission under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Related Person” has the meaning set forth in Section 7(m).

“Representatives” of the Holder means its partners, shareholders, members, directors, officers, employees, agents, counsel, accountants, consultants, investment advisers or other professionals or representatives, or its affiliates or wholly owned subsidiaries.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Seasoned Issuer” means an issuer eligible to use Form S-3 under the Securities Act and who is not an “ineligible issuer” as defined in Rule 405.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated January 26, 2021, by and between Armata Pharmaceuticals, Inc. and Innoviva, Inc.

“Shelf Period” has the meaning set forth in Section 2(a).

“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-1 Shelf or a Form S-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415, pursuant to Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means the principal national securities exchange in the United States on which Registrable Securities are (or are to be) listed.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.

2.            Registration.

(a)            Shelf Registration. No later than one hundred twenty (120) days after the First Closing (as such term is defined in the Securities Purchase Agreement), the Company shall file a Registration Statement for a Shelf Registration covering the resale of the Registrable Securities with the SEC for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holder may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (or any successor to Form S-3) covering the resale of all of the Registrable Securities held by the Holder (the “Form S-3 Shelf”), or if the Company is not a Seasoned Issuer at the time of filing, the Company shall file a Registration Statement for a Shelf Registration on Form S-1 (or any successor to Form S-1) (the “Form S-1 Shelf” and, together with the Form S-3 Shelf, the “Shelf Registration Statement”). Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event (x) no later than the fifteenth (15th) day following the filing of the Shelf Registration Statement in the event of no “review” by the Commission, (y) no later than the sixtieth (60th) day following the filing of the Shelf Registration Statement in the event of “limited review” by the Commission, or (z) in the event of a “review” by the Commission, the one hundred and twentieth (120th) day following the filing of the Shelf Registration Statement (the number of days in (x), (y) and (z) each being a “Review Period,” depending on the nature of the Commission’s review, and provided, for any days during the period following the initial filing of the Shelf Registration Statement and prior to the effectiveness of the Shelf Registration Statement that the Commission is unable to review or declare effective registration statements filed with the Commission due to a shutdown or partial shutdown of the U.S. Government (such days, “Tolled Days”), the applicable number of days in such Review Period shall be extended by the number of Tolled Days), and shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement are no longer Registrable Securities, including (the period during which the Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”). The Company shall notify the Holder by e-mail with electronic confirmation of the effectiveness of the Shelf Registration Statement as promptly as practicable, and in any event within twenty-four (24) hours, after the Company telephonically or otherwise confirms effectiveness with the Commission. The Company shall file a final Prospectus with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall provide for all permitted means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. Notwithstanding anything to the contrary contained herein, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform the Holder, (B) use its reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, and/or (C) withdraw the Initial Registration Statement and file a new Registration Statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (B) or (C) above, the Company will use its reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more Registration Statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b)            Suspension Period. Notwithstanding any other provision of this Section 2, the Company shall have the right, but not the obligation, to defer the filing of (but not the preparation of), or suspend the use by the Holder of, any Registration Statement for a period of up to sixty (60) days (unless a longer period is consented to by the Holder) (i) upon issuance by the Commission of a stop order suspending the effectiveness of such Registration Statement with respect to Registrable Securities or the initiation of proceedings with respect to such Registration Statement under Section 9(d) or 8(e) of the Securities Act; (ii) if the Company believes in good faith that any such registration or offering would require the Company (after consultation with external legal counsel), under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time and the Company believes in good faith that such disclosures at that time would not be in the Company’s best interests; provided that this exception (ii) shall continue to apply only during the time that such material nonpublic information has not been disclosed and remains material; (iii) if the Company elects at such time to offer Company Common Stock or other equity securities of the Company to (x) fund a merger, third-party tender offer or other business combination, acquisition of assets or similar transaction or (y) meet rating agency and other capital funding requirements; or (iv) if the Company is pursuing a primary underwritten offering of Company Common Stock pursuant to a registration statement (any such period, a “Suspension Period”); provided, that in no event shall the Company declare a Suspension Period more than three times in any twelve (12) month period. The Company shall (i) give prompt written notice to the Holder of its declaration of a Suspension Period and of the expiration or termination of the relevant Suspension Period and (ii) promptly resume the process of filing or requesting for effectiveness, or update the suspended Registration Statement, as the case may be, as may be necessary to permit the Holder to offer and sell its Registrable Securities in accordance with applicable law.

(c)            Required Information. The Company may require the Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the intended method of distribution of such securities and such other information relating to the Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be used only in connection with such registration). The Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(d)            Cessation of Registration Rights. All registration rights granted under this Section 2 shall continue to be applicable with respect to the Holder until the Holder no longer holds any Registrable Securities.

3.            Registration Procedures. The procedures to be followed by the Company and the Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and the Holder with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a)            The Company will (i) prepare and file a Registration Statement with the Commission (within the time period specified in Section 2(a)) which Registration Statement (A) shall be on a form required by this Agreement (or if not so required, selected by the Company) for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the Commission to be filed therewith, (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the period provided under Section 2(a), (iii) use its commercially reasonable efforts to prevent the occurrence of any event that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities registered pursuant thereto (during the period that such Registration Statement is required to be effective as provided under Section 2(a)), and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the Commission and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, the Company shall have no liability for any information furnished in writing by or on behalf of the Holder to the Company specifically for inclusion in (including by incorporation by reference) any such Registration Statement that has not been corrected in a subsequent writing to the Company prior to the filing or other disclosure of such information). The Company will, (1) at least three (3) Business Days prior to the anticipated filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any documents incorporated by reference therein), furnish to the Holder and its counsel copies of all such documents proposed to be filed and make such representatives of the Company as shall be reasonably requested by the Holder available for discussion of such documents, (2) use its commercially reasonable efforts to address in each such document prior to being so filed with the Commission such comments as the Holder or its counsel reasonably shall propose within two (2) Business Days of receipt of such copies by the Holder and (3) not file any Registration Statement or any related Prospectus or any amendment or supplement thereto containing information regarding the Holder to which the Holder objects, unless such information is required to comply with any applicable law or regulation.

(b)            The Company will as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by the Holder of Registrable Securities covered by such Registration Statement necessary to permit the Holder to sell in accordance with its intended method of distribution or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the period provided under Section 2(a) in accordance with the intended method of distribution and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holder, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond to any comments received from the Commission with respect to each Registration Statement or Prospectus or any amendment thereto, and (iv) as promptly as reasonably practicable, provide the Holder true and complete copies of all correspondence from and to the Commission relating to such Registration Statement or Prospectus other than any comments that the Company determines in good faith would result in the disclosure to the Holder of material non-public information concerning the Company that is not already in the possession of the Holder.

(c)            The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act (including Regulation M under the Exchange Act) with respect to each Registration Statement and the disposition of all Registrable Securities covered by each Registration Statement.

(d)            The Company will notify the Holder as promptly as reasonably practicable: (i)(A) when a Registration Statement, any pre-effective amendment, any Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to the Holder and its counsel, other than information which the Company determines in good faith would constitute material non-public information that is not already in the possession of the Holder); and (C) with respect to each Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental or regulatory authority for amendments or supplements to a Registration Statement or Prospectus or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the Commission or any such authority relating to, or which may affect, the Registration Statement; (iii) of the issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or preventing or suspending the use of any Prospectus or the initiation or threatening of any Proceedings for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (v) of the occurrence of any event that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or if, as a result of such event or the passage of time, such Registration Statement, Prospectus or other documents requires revisions so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, which shall correct such misstatement or omission or effect such compliance.

(e)            The Company will use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement, or preventing or suspending the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as reasonable practicable, or if any such order or suspension is made effective during any Suspension Period, as soon as reasonable practicable after the Suspension Period is over.

(f)            During the Shelf Period, the Company will furnish to the Holder and its counsel upon their request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by the Holder or its counsel (including those incorporated by reference) promptly after the filing of such documents with the Commission.

(g)            The Company will promptly deliver to the Holder and its counsel as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Holder or its counsel may reasonably request in order to facilitate the disposition of the Registrable Securities by the Holder. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, so long as the same are used in compliance with the Securities Act and all other applicable laws and regulations.

(h)            To the extent that the Company has certificated shares of Company Common Stock, the Company will cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities pursuant to the Registration Statement.

(i)            Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, such that the Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus.

(j)            The Company will use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, the Trading Market and FINRA.

(k)            The Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d) or the occurrence of a Suspension Period, the Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until the Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder either receives the copies of the supplemented Prospectus or amended Registration Statement or is advised in writing by the Company that the use of the Prospectus may be resumed.

(l)            If such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, the Holder shall notify the Company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

4.            Registration Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 2.1(a) hereof shall be borne by the Company.

5.            Indemnification.

(a)            The Company shall indemnify and hold harmless the Holder, its partners, stockholders, equity holders, general partners, managers, members, and Affiliates and each of their respective officers and directors and any Person who controls the Holder (within the meaning of the Securities Act or the Exchange Act) and any employee or Representative thereof (collectively, each, an “Company Indemnified Person” and collectively, “Company Indemnified Persons”), to the fullest extent permitted by law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’, accountants’ and experts’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Company Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act, the Exchange Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated or deemed incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal, state, foreign or common law rule or regulation in connection with such Registration Statement, disclosure document or related document or report or any offering covered by such Registration Statement, and the Company shall reimburse such Company Indemnified Person for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such Loss, claim, damage, liability, demand, action, suit or proceeding; provided, however, that the Company shall not be liable to any Company Indemnified Person to the extent that any such Losses arise out of, are based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or such amendment or supplement, or other disclosure document, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Company Indemnified Person specifically for use therein.

(b)            In connection with any Registration Statement filed by the Company pursuant to Section 2(a) hereof in which the Holder has registered for sale its Registrable Securities, the Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, employees, agents and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) (collectively, “Holder Indemnified Persons”, and together with the Company Indemnified Persons, each an “Indemnified Person”, and collectively, the “Indemnified Persons”) from and against any Losses resulting from (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Holder of any federal, state or common law rule or regulation relating to action or inaction in connection with any information provided by the Holder in such registration, disclosure document or related document or report in the case of clauses (i) and (ii) to the extent, but only to the extent, that such untrue statement or omission occurs in reliance upon and in conformity with any information furnished in writing by or on behalf of the Holder specifically for inclusion in such registration, disclosure document or related document or report and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities thereunder, and the Holder will reimburse the Company for any legal or other expenses reasonably incurred by it in connection with investigating or defending such Losses. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the net proceeds received by the Holder under the sale of Registrable Securities giving rise to such indemnification obligation.

(c)            Any Indemnified Person under paragraph (a) or (b) of this Section 5 shall (i) give prompt written notice to the indemnifying person under paragraph (a) or (b) of this Section 5 of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying person shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that the indemnifying person’s ability to defend such claim (through the forfeiture of substantive rights or defenses) is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying person to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the indemnifying person has agreed in writing to pay such fees or expenses, (B) the Indemnified Person has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying person, or (C) in the reasonable judgment of any such Indemnified Person (based upon advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying person with respect to such claims (in which case, if the Indemnified Person notifies the indemnifying person in writing that such Indemnified Person elects to employ separate counsel at the expense of the indemnifying person, the indemnifying person shall not have the right to assume the defense of such claim on behalf of such Indemnified Person). If any action is settled or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify each Indemnified Person from and against any Losses by reason of such settlement or judgment. No action may be settled without the written consent of the Indemnified Person (which consent shall not be unreasonably withheld, delayed or conditioned), provided that the consent of the Indemnified Person shall not be required if (A) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement; (B) such settlement provides for the payment by the indemnifying person of money as the sole relief for such action and (C) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying person or persons shall not, except as specifically set forth in this Section 5(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm (in addition to any local counsel that is required to effectively defend against any such proceeding) for all Indemnified Persons and that all such fees and expenses shall be paid or reimbursed promptly.

(d)            If the indemnification provided for in this Section 5 is held by a court of a competent jurisdiction to be unavailable to an Indemnified Person with respect to any loss, damage, claim or liability, the indemnifying party, in lieu of indemnifying such Indemnified Person thereunder, shall to the extent permitted by law, contribute to the amount paid or payable by such Indemnified Person as a result of such loss, damage, claim or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Person on the other in connection with the actions that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying person and of the Indemnified Person shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying person or Indemnified Person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentences. Notwithstanding the provisions of this Section 5(d), the Holder shall not be required to contribute any amount in excess of the net proceeds (after deducting the underwriters’ discounts and commissions) received by it in the offering. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)            The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The obligations of the Company and the Holder under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement.

6.            Facilitation of Sales Pursuant to Rule 144. The Company shall use its commercially reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act and the rules adopted by the Commission thereunder (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the written request of the Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.

7.            Miscellaneous.

(a)            Remedies. In the event of a breach by the Company or the Holder of any of its obligations under this Agreement, any Party, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Parties agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond. No failure or delay by any Person in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(b)            Amendment; Modification; Waivers. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company and the Holder, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s).

(c)            Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) upon delivery, if served by personal delivery upon the Person for whom it is intended, (b) on the third Business Day after the date mailed if delivered by registered or certified mail, return receipt requested, postage prepaid, (c) on the following Business Day if delivered by a nationally-recognized, overnight courier or (d) when delivered or, if sent after the Close of Business, on the following Business Day if sent by email with electronic confirmation, in each case, to the address set forth on the signature page of this Agreement or to such other address as may be designated in writing, in the same manner, by such Person.

(d)            Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Delaware Chancery Court or, to the extent such court does not have subject matter jurisdiction, the United States District Court sitting in the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 7(d); (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party hereto; and (e) irrevocably and unconditionally waives the right to trial by jury.

(e)            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns. The holder may assign its rights under this Agreement to the Approved Transferees or any third party who acquires all or a portion of the Registrable Securities.

(f)            Waiver of Venue. The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7(d) and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g)            Waiver of Trial by Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH ANCILLARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(h)            Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law.

(i)            Business Days. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day other than a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(j)            Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.

(k)            Execution of Agreement. This Agreement may be executed and delivered (by facsimile, by electronic mail in Adobe Portable Document Format (.pdf) or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

(l)            Determination of Ownership. In determining ownership of Company Common Stock hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Company Common Stock from time to time, or, if no such transfer agent exists, the Company’s stock ledger.

(m)            No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Person” and collectively, the “Related Persons”), in each case other than the Company, the Holder or any of their respective permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Persons, as such, for any obligation or liability of the Company or the Holder under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 7(m) shall relieve or otherwise limit the liability of the Company or the Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.

(n)            Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than a Party and its successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.

(o)            Headings; Section References; Signatories. All heading references contained in this Agreement are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

ARMATA PHARMACEUTICALS, INC.

By:

Name:	Todd R. Patrick
Title:	Chief Executive Officer

Address:
4503 Glencoe Avenue
Marina del Rey, California 90292

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

INNOVIVA STRATEGIC OPPORTUNITIES LLC

By: Innoviva, Inc. (its managing member)

By:

Name:
Title:

Address:

[Signature Page to Registration Rights Agreement]

ARMATA PHARMACEUTICALS
PURPOSEFUL • PRECISE • POWERFUL

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03DW2B

2021 Special Meeting of
Armata Pharmaceuticals, Inc. Shareholders
Tuesday, March 16, 2021 at 9:00 a.m. Local Time
Armata Pharmaceuticals, Inc.
4503 Glencoe Avenue, Marina del Rey, California 90292

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Proxy — Armata Pharmaceuticals, Inc.

Notice of 2021 Special Meeting of Shareholders

Proxy Solicited by Board of Directors for 2021 Special Meeting – March 16, 2021

Todd R. Patrick and Steve R. Martin, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of common stock of Armata Pharmaceuticals, Inc. that the undersigned held of record as of the close of business on February 19, 2021, with all the powers which the undersigned would possess if personally present, at the 2021 Special Meeting of Shareholders of Armata Pharmaceuticals, Inc. to be held on March 16, 2021 or at any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope. If you vote by the internet or telephone, please DO NOT mail back this proxy card. If you wish to attend the Special Meeting in person, please be prepared to present photo identification for admittance.

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